      As filed with the Securities and Exchange Commission on May 18, 2000
                                                       Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                ---------------
                        Crown Castle International Corp.
             (Exact name of Registrant as specified in its charter)
                Delaware                               76-0470458
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)
                                510 Bering Drive
                                   Suite 500
                              Houston, Texas 77057
                                 (713) 570-3000
  (Address,        including zip code, and telephone number, including area
                   code, of Registrant's principal executive offices)
                                ---------------
                              W. Benjamin Moreland
                             Senior Vice President,
                     Chief Financial Officer and Treasurer
                        Crown Castle International Corp.
                                510 Bering Drive
                                   Suite 500
                              Houston, Texas 77057
                                 (713) 570-3000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                   Copies to:
         Stephen L. Burns, Esq.                 Kirk A. Davenport, Esq.
        Cravath, Swaine & Moore                     Latham & Watkins
            Worldwide Plaza                         885 Third Avenue
           825 Eighth Avenue                    New York, New York 10022
        New York, New York 10019
                                ---------------
   Approximate date of commencement of proposed sale to public: From time to time after the effective date of this Registration Statement, as determined by the Registrant.
   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------
                        CALCULATION OF REGISTRATION FEE

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--------------------------------------------------------------------------------
                                                                           Proposed
                                                            Proposed        Maximum
                                                Amount      Maximum        Aggregate     Amount of
           Title of Each Class of               to be    Offering Price    Offering     Registration
         Securities to be Registered          Registered    per Unit      Price(1)(3)      Fee(4)
-----------------------------------------------------------------------------------------------------
Primary Offering
-----------------------------------------------------------------------------------------------------
 Preferred Stock, no par value per share ...    (1)(2)       (1)(2)
-----------------------------------------------------------------------------------------------------
 Common Stock, par value $.01 per share(5)..    (1)(2)       (1)(2)
-----------------------------------------------------------------------------------------------------
 Subtotal:                                                              $216,800,000.00   $57,236
-----------------------------------------------------------------------------------------------------
Secondary Offering
-----------------------------------------------------------------------------------------------------
 Common Stock, par value $.01 per share.....  24,942,360   $30.59375    $763,080,326.30   $201,454
-----------------------------------------------------------------------------------------------------
 Subtotal:                                    24,942,360   $30.59375    $763,080,326.30   $201,454
-----------------------------------------------------------------------------------------------------
Total:                                                                  $979,880,326.30   $258,690
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                ---------------         (footnotes on next page)
   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

(footnotes for table on previous page)

(1) There are being registered under this Registration Statement such indeterminate number of shares of Common Stock and Preferred Stock of the Registrant for sale in one or more primary offerings, as shall have an aggregate initial offering price not to exceed $216,800,000.00. Any such securities may be sold separately or as units with other securities registered under this Registration Statement. The proposed maximum initial offering price per unit will be determined, from time to time, by the Registrant in connection with the issuance by the Registrant of such securities. There are also being registered under this Registration Statement 24,942,360 shares of Common Stock of the Registrant, for sale in one or more secondary offerings.

(2) Not specified with respect to each class of securities to be registered pursuant to General Instruction II.D. of Form S-3 under the Securities Act.

(3) Estimated solely for the purpose of calculating the registration fee. No separate consideration will be received for Common Stock that is issued upon conversion or exchange of Preferred Stock registered hereunder.

(4) Calculated pursuant to Rule 457 of the rules and regulations under the Securities Act.

(5) Including such indeterminate number of shares of Common Stock as may from time to time be issued (i) at indeterminate prices or (ii) upon conversion or exchange of Preferred Stock registered hereunder, to the extent any of such shares of Preferred Stock are, by their terms, convertible into Common Stock.

                    SUBJECT TO COMPLETION DATED MAY 18, 2000

PROSPECTUS

                        CROWN CASTLE INTERNATIONAL CORP.

   From time to time, we may sell any of the following securities:

    --PREFERRED STOCK

    --COMMON STOCK

   We will provide the specific terms of these securities in one or more supplements to this prospectus. You should read this prospectus and any prospectus supplement carefully before you invest.

   Our common stock is traded over-the-counter on The Nasdaq Stock Market's National Market under the trading symbol "TWRS." The applicable prospectus supplement will contain information, where applicable, as to any other listing (if any) on The Nasdaq Stock Market's National Market or any securities exchange of the securities covered by the prospectus supplement.

   In addition, up to 24,942,360 shares of common stock being registered may be offered by France Telecom S.A. and its affiliates, which we refer to as "FT", as selling stockholder. For additional information on the methods of sale, you should refer to the section entitled "Plan of Distribution."

   The securities may be sold directly by us or, in case of the common stock, may be sold by the selling stockholder, to investors, through agents designated from time to time or to or through underwriters or dealers. See "Plan of Distribution." If any underwriters are involved in the sale of any securities in respect of which this prospectus is being delivered, the names of such underwriters and any applicable commissions or discounts will be set forth in a prospectus supplement. The net proceeds we expect to receive from such sale also will be set forth in a prospectus supplement. We would not receive any of the proceeds from the sale of common stock by the selling stockholder.

   This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the securities to be issued under this prospectus or determined if this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.


                  The date of this prospectus is      , 2000.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ABOUT THIS PROSPECTUS......................................................   1
WHERE YOU CAN FIND MORE INFORMATION........................................   1
INCORPORATION OF INFORMATION WE FILE WITH THE SEC..........................   1
FORWARD-LOOKING STATEMENTS.................................................   2
THE COMPANY................................................................   3
USE OF PROCEEDS............................................................   4
DESCRIPTION OF CAPITAL STOCK...............................................   5
SELLING STOCKHOLDER........................................................  14
PLAN OF DISTRIBUTION.......................................................  15
VALIDITY OF SECURITIES.....................................................  16
EXPERTS....................................................................  16

                             ABOUT THIS PROSPECTUS

   This prospectus is part of a registration statement that we filed with the SEC utilizing a "shelf" registration process. Under this shelf process, we may, over the next two years, sell any combination of the securities described in this prospectus in one or more offerings up to a total dollar amount of $216,800,000. In addition, under this shelf process, the selling stockholder also may sell up to 24,942,360 shares of our common stock in one or more offerings.

   This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement together with additional information described immediately below under the heading "Where You Can Find More Information."

                      WHERE YOU CAN FIND MORE INFORMATION

   We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC's following public reference facilities:

     Public Reference Room        New York Regional Office        Chicago Regional Office
    450 Fifth Street, N.W.          7 World Trade Center              Citicorp Center
           Room 1024                     Suite 1300               500 West Madison Street
    Washington, D.C. 20549        New York, New York 10048              Suite 1400
                                                               Chicago, Illinois 60661-2511

   You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Please call 1-800-SEC-0330 for further information on the operations of the public reference facilities. Our SEC filings are also available at the offices of The Nasdaq Stock Market at 1735 K Street, N.W., Washington, D.C. 20006.

               INCORPORATION OF INFORMATION WE FILE WITH THE SEC

   The SEC allows us to "incorporate by reference" the information we file with them, which means:

  --incorporated documents are considered part of this prospectus;

  --we can disclose important information to you by referring you to those documents; and

  --information that we file with the SEC will automatically update and supersede this incorporated information.

   We incorporate by reference the documents listed below which were filed with the SEC under the Securities Exchange Act of 1934:

  (1) Our Annual Report on Form 10-K for the year ended on December 31, 1999.

  (2) Our Quarterly Report on Form 10-Q for the quarter ended on March 31, 2000.

  (3) Our Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed on April 24, 2000.

  (4) The description of our common stock contained in the Registration Statement on Form S-1, as amended (File No. 333-74553), filed on March 16, 1999.

  (5) One Current Report on Form 8-K dated May 18, 2000.

  (6) One Current Report on Form 8-K dated May 18, 2000.

   We also incorporate by reference each of the following documents that we will file with the SEC after the date of the initial filing of the registration statement and prior to the time we and the selling stockholder sell all of the securities offered by this prospectus:

  --Reports filed under Section 13(a) and (c) of the Exchange Act;

  --Definitive proxy or information statements filed under Section 14 of the Exchange Act in connection with any subsequent stockholders meeting; and

  --Any reports filed under Section 15(d) of the Exchange Act.

   You can obtain any of the filings incorporated by reference in this document through us, or from the SEC through the SEC's web site or at the addresses listed above. Documents incorporated by reference are available from us without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this prospectus. You can obtain documents incorporated by reference in this prospectus by requesting them in writing or by telephone from us at the following address:

                        Crown Castle International Corp.
                                510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                Attention: Kathy Broussard, Corporate Secretary
                           Telephone: (713) 570-3100

   If you request any incorporated documents from us, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.

                           FORWARD-LOOKING STATEMENTS

   Some of the statements contained in or incorporated by reference in this prospectus discuss our plans and strategies for our business or state other forward-looking statements, as this term is defined in the Private Securities Litigation Reform Act. The words "anticipates," "believes," "estimates," "expects," "plans," "intends" and similar expressions are intended to identify these forward-looking statements, but are not the exclusive means of identifying them. These forward-looking statements reflect the current views of our management; however, various risks, uncertainties and contingencies could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, these statements, including the following:

  .  the success or failure of our efforts to implement our business strategy

  . the other factors discussed below under the heading "Risk Factors" and elsewhere in this prospectus

   We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of important risks of an investment in our securities, including factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see "Risk Factors." You should carefully consider the information set forth under the caption "Risk Factors." In light of these risks, uncertainties and assumptions, the forward-looking events discussed in or incorporated by reference in this prospectus might not occur.

                                  THE COMPANY

   We are a leading owner and operator of towers and transmission networks for wireless communications and broadcast transmission companies. As of April 30, 2000, we owned, leased or managed 10,392 towers, including 8,195 towers in the United States and Puerto Rico and 2,197 towers in the United Kingdom. We have entered into agreements, which, when completed, will provide us with over 900 additional towers in the United States in 2000. In addition, we have recently entered into an agreement which provides us with a tower portfolio of approximately 705 towers in Australia. Our customers currently include many of the world's major wireless communications and broadcast companies, including Bell Atlantic Mobile, BellSouth, AT&T Wireless, Nextel, Metricom and the British Broadcasting Corporation.

   Our strategy is to use our leading domestic and international position to capture the growing opportunities to consolidate ownership and management of existing towers and other wireless and transmission infrastructure and to build and operate new towers and wireless and transmission networks and infrastructure created by:

  . the transfer to third parties, or outsourcing, of tower ownership and management by major wireless carriers;

  . the need for existing wireless carriers to expand coverage and improve capacity;

  . the additional demand for towers and wireless infrastructure created by new entrants into the wireless communications industry;

  .  the privatization of state-run broadcast transmission networks; and

  . the introduction of new digital broadcast transmission technology and wireless technologies.

   Our main businesses are leasing antenna space on wireless and broadcast towers that can accommodate multiple tenants and operating analog and digital broadcast transmission networks and wireless networks. We also provide related services to our customers, including network design, radio frequency engineering, site acquisition, site development and construction, antenna installation and network management and maintenance. We believe that our full service capabilities are a key competitive advantage in forming strategic partnerships to acquire large concentrations of towers, or tower clusters, and in winning contracts for tower acquisitions, management and construction along with wireless and transmission network management.

   Our primary business in the United States is the leasing of antenna space to wireless carriers. We believe that by owning and managing large tower clusters we are able to offer customers the ability to fulfill rapidly and efficiently their network expansion plans across particular markets or regions. Our acquisition strategy has been focused on adding tower clusters to our tower portfolio. As of April 30, 2000, we had tower clusters in 34 of the 50 largest U.S. metropolitan areas, and 68 of the 100 largest U.S. metropolitan areas.

   Our primary business in the United Kingdom is the operation of television and radio broadcast transmission networks. Following the 1997 acquisition of the BBC's broadcast and tower infrastructure, we were awarded long-term contracts to provide the BBC and other broadcasters analog and digital transmission services. We also lease antenna space to wireless operators in the United Kingdom on the towers we acquired from the BBC and from various wireless carriers along with towers we have constructed. We have nationwide broadcast and wireless coverage in the United Kingdom.

   Our primary business in Australia is expected to be the leasing of antenna space to wireless carriers. In March 2000, Crown Castle Australia Limited, a 66.7% owned subsidiary, entered into an agreement to purchase approximately 700 towers in Australia from Cable & Wireless Optus for at total purchase price of approximately $135 million in cash (Australian $220 million). On April 3, 2000, the first closing with respect to the Optus transaction took place, with Crown Castle Australia paying approximately $95.7 million

(Australian $155.5 million) to Optus in exchange for the transfer or economic benefit of all of the towers. We expect that the remaining portion of the purchase price will be paid, at which point we will own the towers in respect of which we previously had only an economic interest, in the second quarter of 2000. Upon completion of the Cable & Wireless Optus transaction, Crown Castle Australia will own and operate a nationwide portfolio of approximately 700 towers in Australia covering over 90 percent of the population.

   We believe our towers are attractive to a diverse range of wireless communications industries, including personal communications services, cellular, enhanced specialized mobil radio, specialized mobile radio, paging, and fixed microwave, as well as radio and television broadcasting. In the United States our major customers include AT&T Wireless, Aerial, Bell Atlantic Mobile, BellSouth, Motorola, Nextel, PageNet, Metrocom and Sprint PCS. In the United Kingdom our major customers include the BBC, Cellnet, Dolphin, NTL, ONdigital, One2One, Orange, Virgin Radio and Vodafone AirTouch.

   We are continuing our ongoing construction program to enhance our tower portfolios. In 1999, we constructed over 900 towers. In 2000, we plan to construct approximately 1,170 towers at an estimated aggregate cost of $270 million for lease to wireless carriers such as Bell Atlantic Mobile, BellSouth, GTE Wireless and Nextel. The actual number of towers built may be outside that range depending on acquisition opportunities and potential "build-to-suit" contracts from large wireless carriers.

   Our principal executive offices are located at 510 Bering Drive, Suite 500, Houston, Texas 77057, and our telephone number is (713) 570-3000.

                                USE OF PROCEEDS

   We will use the net proceeds from our sale of the securities for our general corporate purposes, which may include repaying indebtedness, making additions to our working capital, funding future acquisitions or for any other purpose we describe in the applicable prospectus supplement.

   We will not receive any of the proceeds from the sale of common stock by the selling stockholder.

                          DESCRIPTION OF CAPITAL STOCK

   Our authorized capital stock consists of 600,000,000 shares of common stock, par value $.01 per share, 90,000,000 shares of Class A common stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $.01 per share. As of May 1, 2000 there were 154,326,984 shares of common stock outstanding, 11,340,000 shares of Class A common stock outstanding, 233,973 shares of 12 3/4% Senior Exchangeable Preferred Stock due 2010 outstanding and 200,000 shares of 8 1/4% Cumulative Convertible Redeemable Preferred Stock due 2012 outstanding.

Common Stock

 Voting Rights

   Each share of common stock is entitled to one vote. The common stock votes together as a single class on all matters presented for a vote of the stockholders, except as provided under the Delaware General Corporation Law.

 Dividends and Liquidation Rights

   Each share of common stock is entitled to receive dividends if, as and when declared by the board of directors out of funds legally available for that purpose, subject to approval of certain holders of preferred stock. In the event of our dissolution, after satisfaction of amounts payable to our creditors and distribution of any preferential amounts to the holders of outstanding preferred stock, if any, holders of common stock are entitled to share ratably in the assets available for distribution to the stockholders.

 Other Provisions

   There are no preemptive rights to subscribe for any additional securities which we may issue, and there are no redemption provisions or sinking fund provisions applicable to the common stock. All outstanding shares of common stock are legally issued, fully paid and nonassessable.

Class A Common Stock

 Voting Rights

   Each share of Class A common stock is entitled to one vote for each such share on all matters presented to the stockholders, except the election of directors. The holders of the shares of Class A common stock vote, except as provided under the Delaware General Corporation Law, together with the holders of the common stock and any other class or series of our stock accorded such general voting rights, as a single class.

   Transmission Future Networks B.V., a subsidiary of France Telecom, currently has the right to elect two directors to our board of directors; however, if FT's ownership interest in us falls below 10%, so long as FT's ownership interest is at least 5%, holders of Class A common stock voting as a separate class have the right to elect one director.

   The holders of Class A common stock, subject to limitations, have a veto over certain significant corporate actions we may take.

 Convertibility

   Each share of Class A common stock is convertible, at the option of its record holder, into one share of common stock at any time.

   In the event of any transfer of any share of Class A common stock to any person other than an Affiliate (as defined in Rule 12b-2 of the Exchange Act) of the transferor, such share of Class A common stock automatically converts, without any further action, into one share of common stock. However, a holder of shares of Class A common stock may pledge its shares to a lender under a bona fide pledge of such shares of Class A common stock as collateral security for any indebtedness or other obligation of any person due to the pledgee or its nominee.

   Further, each share of Class A common stock automatically converts into one share of common stock on the first date on which the ownership interest of FT in us is less than 5%.

 Dividends and Liquidation Rights

   Holders of shares of Class A common stock are entitled to the same dividends and liquidation rights as holders of shares of common stock.

 Other Provisions

   Under the governance agreement, so long as TdF remains qualified under the governance agreement, TdF has anti-dilutive rights in connection with maintaining a certain percentage of voting power in us and, accordingly, we may not, subject to certain exceptions relating primarily to compensation of directors and employees, issue, sell or transfer additional securities, unless TdF is offered the right to purchase, at the same price, an amount such that it would maintain such percentage of voting power in us.

Preferred Stock

   Under our certificate of incorporation, we may issue up to 10,000,000 shares of preferred stock in one or more series. Our board of directors after honoring any rights TdF may have under the governance agreement, has the authority, without any vote or action by the stockholders, to create one or more series of preferred stock up to the limit of our authorized but unissued shares of preferred stock and to fix their designations, preferences, rights, qualifications, limitations and restrictions, including the voting rights, dividend rights, dividend rate, conversion rights, terms of redemption (including sinking fund provisions), redemption price or prices, liquidation preferences and the number of shares constituting any series.

12 3/4% Exchangeable Preferred Stock due 2010

   Each share of exchangeable preferred stock has a liquidation preference of $1,000 per share and is exchangeable, at our option, in whole but not in part, for our exchange debentures.

 Voting Rights

   The shares of exchangeable preferred stock have no voting rights, except as required by law and as specified in the certificate of designations. If we fail to meet our obligations under the certificate of designations, the holders of the exchangeable preferred stock will be entitled to elect two additional members to the board of directors.

 Dividends

   Dividends are paid on each March 15, June 15, September 15 and December 15, at an annual fixed rate of 12 3/4%. On or before December 15, 2003, we have the option to pay dividends in cash or in additional fully paid and non-assessable shares of exchangeable preferred stock having an aggregate liquidation preference equal to the amount of such dividends. After December 15, 2003, dividends will be paid only in cash.

 Mandatory Redemption

   We are required to redeem all of the shares of exchangeable preferred stock outstanding on December 15, 2010 at a redemption price equal to 100% of the liquidation preference of such shares, plus accumulated and unpaid dividends to the date of redemption.

 Optional Redemption

   On or after December 15, 2003, we may redeem some or all of the shares of exchangeable preferred stock at any time at certain specified redemption prices. In addition, before December 15, 2001, we may redeem up to 35% of the exchangeable preferred stock with the proceeds of public equity offerings or strategic equity investments at a redemption price equal to 112.750% of the liquidation preference of the exchangeable preferred stock, together with accumulated and unpaid dividends.

 Change of Control

   If we experience specific kinds of changes in control, we will be required to make an offer to purchase any and all shares of exchangeable preferred stock at a purchase price of 101% of the liquidation preference of such shares together with all accumulated and unpaid dividends.

 Certain Covenants

   We issued the exchangeable preferred stock under a certificate of designations that became part of our certificate of incorporation. The certificate of designations contains certain covenants that, among other things, limit our ability and the ability of our subsidiaries to borrow money; pay dividends on stock or purchase capital stock; make investments and sell assets or merge with or into other companies.

 Ranking

   The exchangeable preferred stock ranks (1) senior to all our other classes of capital stock established after the issue date of the exchangeable preferred stock that do not expressly provide that they rank on par with the exchangeable preferred stock as to dividends and distributions upon our liquidation, winding up and dissolution and (2) on par with any class of capital stock established after the date of issuance of the exchangeable preferred stock the terms of which provide that such class or series will rank on par with the exchangeable preferred stock as to dividends and distributions upon our liquidation, winding up and dissolution.

8 1/4% Cumulative Convertible Redeemable Preferred Stock

   On November 19, 1999, we privately placed 200,000 shares of series A convertible preferred stock with a wholly owned subsidiary of GE Capital ("GE"). Each share of series A convertible preferred stock automatically converts into one share of series B convertible preferred stock upon a sale or other transfer of such share to a party other than an affiliate of GE. Each share of convertible preferred stock has a liquidation preference of $1,000 and is convertible, at the option of the holder, in whole or in part, into shares of our common stock.

 Voting Rights

   Holders of series A convertible preferred stock are entitled to vote on all matters voted on by holders of common stock, voting together as a single class with the other holders of common stock, on all matters submitted for a shareholder vote. Each share of series A convertible preferred stock has voting rights equal to the number of votes that could be cast by the holder of the number of shares of common stock into which each share of series A convertible preferred stock is convertible on the record date of such vote.

   The shares of series B convertible preferred stock have no voting rights, except as required by law and as specified in the certificate of designations if certain events occur or fail to occur.

 Convertibility

   The shares of convertible preferred stock are convertible, at the option of the holder, into shares of our common stock at a conversion price of $26.875 per share of common stock.

 Dividends

   Dividends are paid on each March 15, June 15, September 15 and December 15, at an annual fixed rate of 8 1/4%. Dividends on the convertible preferred stock can be paid at our option in cash, common stock or any combination of cash and common stock. Holders of the 8 1/4% convertible preferred stock will also be eligible to receive additional dividends up to an amount of $1,000,000 per year, if certain events occur or fail to occur.

 Mandatory Redemption

   We are required to redeem all of the shares of convertible preferred stock outstanding on March 31, 2012 at a redemption price equal to 100% of the liquidation preference of such shares, plus accumulated and unpaid dividends to the date of redemption.

 Optional Redemption

   On or after October 1, 2002, we may redeem some or all of the shares of convertible preferred stock at any time at certain specified redemption prices.

 Change of Control

   Upon the occurrence of specified change of control events, the holders of the convertible preferred stock, if the current market price of our common stock as of the date of such change of control is less than the conversion price, have a one time option, exercisable at any time within ninety days following such change of control event, to convert all of their outstanding shares of convertible preferred stock into shares of our common stock at an adjusted conversion price per share equal to the greater of (1) the last reported sale price for one share of common stock in an arm's length transaction as of the date of such change of control and (2) $12.96. We may, at our option and in lieu of issuing the shares of common stock issuable upon a change of control event as described above, make a cash payment to holders of convertible preferred stock equal to the current market price of such common stock otherwise issuable.

 Certain Covenants

   We issued the exchangeable preferred stock under a certificate of designations that became part of our certificate of incorporation. The certificate of designations contains certain covenants that, among other things, limit our ability and the ability of our subsidiaries to pay dividends on stock or sell assets or merge with or into other companies.

 Ranking

   The convertible preferred stock, with respect to dividends and distributions upon our liquidation, dissolution or winding-up, ranks (1) senior to our common stock and all other classes of our capital stock authorized and issued after the issue date of the convertible preferred stock that do not expressly state that they rank on par with or senior to the convertible preferred stock with respect to dividends and distributions upon our liquidation, dissolution or winding-up,
(2) on par with all other classes of our capital stock authorized and issued after the issue date of the convertible preferred stock that expressly provide that such class or series will rank on par with the convertible preferred stock with respect to dividends and distributions upon our liquidation, dissolution or winding-up, and (3) junior to (A) the senior exchangeable preferred stock, (B) up to an aggregate of $200.0 million in any class of capital stock authorized and issued after the issue date of the convertible preferred stock to replace the senior exchangeable preferred stock and (C) up to an aggregate of $400.0 million in any other class of senior stock authorized and issued after the issue date of the convertible preferred stock.

Senior Preferred Warrants

   In connection with the offering of a series of senior convertible preferred stock in August 1997 and October 1997, we issued warrants to purchase an aggregate of 1,314,990 shares of common stock, of which 835,990 remained outstanding as of May 1, 2000, at an exercise price of $7.50 per share. In connection with the offering of the cumulative convertible preferred stock in November 1999, we issued warrants to purchase an aggregate of 1,000,000 shares of our common stock at an exercise price of $26.875 per share.

Certificate of Incorporation and By-laws

   Stockholders' rights and related matters are governed by the Delaware General Corporation Law, and our certificate of incorporation and the by-laws. Certain provisions of our certificate of incorporation and by-laws, which are summarized below, may have the effect, either alone or in combination with each other, of discouraging or making more difficult a tender offer or takeover attempt that is opposed by our board of directors but that a stockholder might consider to be in its best interest. Such provisions may also adversely affect prevailing market prices for the common stock. We believe that such provisions are necessary to enable us to develop our business in a manner that will foster our long-term growth without disruption caused by the threat of a takeover not deemed by our board of directors to be in our best interests and those of our stockholders.

 Classified Board of Directors and Related Provisions

   Our certificate of incorporation provides that our directors, other than those directors who may be elected by holders of any series of preferred stock or holders of the Class A common stock, initially are divided into three classes of directors, consisting of three, three and four directors. One class of directors, initially consisting of three directors, was elected for a term expiring at the annual meeting of stockholders to be held on May 24, 2000, another class initially consisting of four directors was elected for a term expiring at the annual meeting of stockholders to be held in 2001, and another class initially consisting of four directors was elected for a term expiring at the annual meeting of stockholders in 2002. The classified board provisions will prevent a party who acquires control of a majority of our outstanding voting stock from obtaining control of our board of directors until the second annual stockholders meeting following the date such party obtains the controlling interest. Voting stock is defined in our certificate of incorporation as the outstanding shares of our capital stock entitled to vote in a general vote of our stockholders as a single class with shares of common stock, which shares of capital stock include the shares of Class A common stock and shares of our 8 1/4% cummulative convertible redeemable preferred stock.

 No Stockholder Action by Written Consent; Special Meeting

   The certificate of incorporation prohibits stockholders from taking action by written consent in lieu of an annual or special meeting, except relating to holders of Class A common stock on matters on which they are entitled to vote and, thus, stockholders may only take action at an annual or special meeting called in accordance with our by-laws. The by-laws provide that special meetings of stockholders may only be called by our secretary at the direction of our board of directors under a resolution adopted by the board.

   These provisions could have the effect of delaying consideration of a stockholder proposal until the next annual meeting. The provisions would also prevent the holders of a majority of the voting power of our capital stock entitled to vote from unilaterally using the written consent procedure to take stockholder action.

 Advance Notice Requirements for Stockholder Proposals and Director Nominations

   Our by-laws establish advance notice procedures for stockholder proposals and the nomination, other than by or at the direction of the board of directors, of candidates for election as directors. These procedures provide that the notice of stockholder proposals and stockholder nominations for the election of directors at an annual meeting must be in writing and received by our secretary at least 90 days but not more than 120 days prior to the first anniversary of our preceding year's annual meeting. However, if the date of our annual meeting is more than 30 days earlier than, or more than 90 days later than, the anniversary date of our preceding year's annual meeting, notice by a stockholder will be considered timely if it is delivered not earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public disclosure of the date of the annual meeting was made. The notice of nominations for the election of directors must set forth certain information concerning the stockholder giving the notice and each nominee.

   By requiring advance notice of nominations by stockholders, these procedures will afford our board of directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board of directors, to inform stockholders about these qualifications. By requiring advance notice of other proposed business, these procedures will provide our board of directors with an opportunity to inform stockholders of any business proposed to be conducted at a meeting, together with any recommendations as to the board of directors' position on action to be taken on such business. This should allow stockholders to better decide whether to attend a meeting or to grant a proxy for the disposition of any such business.

 Dilution

   Our certificate of incorporation provides that our board of directors is authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders to purchase from us shares of stock or other securities of us or of any other corporation. Our board of directors is authorized to issue these rights even though the creation and issuance of these rights could have the effect of discouraging third parties from seeking, or impairing their right to seek, to:

     (1) acquire a significant portion of our outstanding securities;

     (2) engage in any transaction which might result in a change of control of the corporation; or

     (3) enter into any agreement, arrangement or understanding with another party to accomplish these transactions or for the purpose of acquiring, holding, voting or disposing of any of our securities.

 Amendments

   Our certificate of incorporation and by-laws provide that we may amend, alter, change or repeal any provision contained in our certificate of incorporation or a preferred stock designation. However, the affirmative vote of the holders of at least 80% of the voting power of the then outstanding voting stock, voting together as a single class, is required to amend, repeal or adopt any provision inconsistent with certain provisions our certificate of incorporation, including the provisions discussed above relating to the classification of our board of directors, prohibiting stockholder action by written consent, and prohibiting the calling of special meetings by stockholders.

   Our by-laws may be amended by either the holders of 80% of the voting power of the voting stock or by the majority of the board; but the board may alter, amend or repeal or adopt new by-laws in conflict with some of these provisions by a two-thirds vote of the entire board.

Rights Plan

 Rights

   Our board of directors has declared a dividend of one right for each outstanding share of common stock and each outstanding share of Class A common stock. Rights have been issued in connection with each outstanding share of common stock and Class A common stock; and rights will be issued in connection with common stock and Class A common stock issued subsequently until the distribution date, and, in certain circumstances, for common stock and Class A common stock issued after the distribution date referred to below. Each right, when it becomes exercisable as described below, will entitle the registered holder to purchase from us one one-thousandth of a share of Series A Participating Cumulative Preferred Stock at a price of $110.00 per one one-thousandth of a share, subject to adjustment in certain circumstances. The description and terms of the rights are set forth in a rights agreement between us and the rights agent named therein. The rights will not be exercisable until the distribution date and will expire on the tenth annual anniversary of the rights agreement, unless earlier redeemed by us. Until a right is exercised, the holder, as such, will have no rights as our stockholder, including the right to vote or to receive dividends.

 Distribution Date

   Under the rights agreement, the "distribution date" is the earlier of:

     (1) such time as we learn that a person or group, including any affiliate or associate of such person or group, has acquired, or has obtained the right to acquire, beneficial ownership of more than 15% of our outstanding voting securities (such person or group being an "acquiring person"), subject to the exceptions relating to FT, Bell South, Bell Atlantic, GTE and Berkshire Fund IV Investment Corp., Berkshire Investors LLC and Berkshire Partners LLC (collectively, the "Berkshire group"), unless provisions preventing accidental triggering of the distribution of the rights apply, and

     (2) the close of business on such date, if any, as may be designated by our board of directors following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer for more than 15% or more of the outstanding shares of voting securities.

   Neither FT nor any of its affiliates will otherwise be considered an acquiring person if:

     (a) during the first five years following the adoption of the rights agreement, FT's aggregate ownership interest does not exceed 25%, or 30% if the board so elects, of the outstanding voting securities or

     (b) thereafter, FT's aggregate ownership interest does not exceed the lesser of:

       (1) 25% or 30%, as applicable, of the voting securities then outstanding and

       (2) the greater of aggregate interest as of the fifth anniversary of the rights agreement and 15% of the then outstanding voting securities.

   Each member of the Berkshire group will not otherwise be deemed an acquiring person if the aggregate ownership interest of the Berkshire group does not exceed the greater of:

     (a) the aggregate ownership interest of the Berkshire group upon the execution of the rights agreement, reduced by an amount equal to any disposition of voting securities following the date the rights agreement is executed and

     (b) 15% of the outstanding voting securities.

 Triggering Event and Effect of Triggering Event

   When there is an acquiring person, the rights will entitle each holder, other than such acquiring person, of a right to purchase, at the purchase price, that number of one one-thousandths of a preferred share equivalent to the number of shares of common stock that at the time of such event would have a market value of twice the purchase price.

   If we are acquired in a merger or other business combination by an acquiring person or an affiliate or associate of an acquiring person that is a publicly traded corporation, or if 50% or more of our assets or assets representing 50% or more of our revenues or cash flow are sold, leased, exchanged or otherwise transferred to an acquiring person or an affiliate or associate of an acquiring person that is a publicly traded corporation, each right will entitle its holder, other than rights beneficially owned by such acquiring person, to purchase, for the purchase price, that number of common shares of such corporation which at the time of the transaction would have a market value or, in some cases, book value of twice the purchase price. If we are acquired in a merger or other business combination by an acquiring person or an affiliate or associate of an acquiring person that is not a publicly traded entity, or if 50% or more of our assets or assets representing 50% or more of our revenues or cash flow are sold, leased, exchanged or otherwise transferred to an acquiring person or affiliate or associate of an acquiring person that is not a publicly traded entity, each right will entitle its holder to purchase for the purchase price, at such holder's option:

     (1) that number of shares of the surviving corporation, which could be us, in the transaction with such entity, which at the time of the transaction would have a book value of twice the purchase price,

     (2) that number of shares of the ultimate parent of or entity controlling such surviving corporation which at the time of the transaction would have a book value of twice the purchase price or

     (3) if such entity has an affiliate which has publicly traded common shares, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the purchase price.

   Any rights that are at any time beneficially owned by an acquiring person, or any affiliate or associate of an acquiring person, will be null and void and nontransferable, and any holder of any such right will be unable to exercise or transfer any such right.

 Redemption

   At any time prior to the earlier of (1) such time as a person or group becomes an acquiring person and (2) the expiration date, our board of directors may redeem the rights in whole, but not in part, at a price, in cash or common stock or other securities of ours deemed by our board of directors to be at least equivalent in value, of $.01 per right, which amount shall be subject to adjustment as provided in the rights agreement. Immediately upon the action of our board of directors ordering the redemption of the rights, and without any further action and without any notice, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

   In addition, at any time after there is an acquiring person, our board of directors may elect to exchange each right for consideration per right consisting of one-half of the securities that would be issuable at such time upon exercise of one right under the terms of the rights agreement.

 Amendment

   At any time prior to the distribution date, we may, without the approval of any holder of any rights, supplement or amend any provision of the rights agreement, including the date on which the expiration date or distribution date shall occur, the definition of acquiring person, the time during which the rights may be redeemed or the terms of the preferred shares, except that no supplement or amendment shall be made which reduces the redemption price other than under certain adjustments therein.

 Certain Effects of the Rights Plan

   The rights plan is designed to protect our stockholders in the event of unsolicited offers to acquire us and other coercive takeover tactics which, in the opinion of our board of directors, could impair its ability to represent stockholder interests. The provisions of the rights plan may render an unsolicited takeover of us more difficult or less likely to occur or might prevent such a takeover, even though such takeover may offer our stockholders the opportunity to sell their stock at a price above the prevailing market rate and may be favored by a majority of our stockholders.

Section 203 of the Delaware General Corporation Law

   Section 203 of the Delaware General Corporation Law prohibits certain transactions between a Delaware corporation and an "interested stockholder", which is defined as a person who, together with any affiliates and/or associates of such person, beneficially owns, directly or indirectly, 15% or more of the outstanding voting shares of a Delaware corporation. This provision prohibits certain business combinations between an interested stockholder and a corporation for a period of three years after the date the interested stockholder acquired its stock, unless:

     (1) the business combination is approved by the corporation's board of directors prior to the date the interested stockholder acquired shares;

     (2) the interested stockholder acquired at least 85% of the voting stock of the corporation in the transaction in which it became an interested stockholder; or

     (3) the business combination is approved by a majority of the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock owned by disinterested stockholders at an annual or special meeting.

   A business combination is defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate value of 10% or more of the consolidated assets of the corporation, and certain transactions that would increase the interested stockholder's proportionate share ownership in the corporation. A Delaware corporation, under a provision in its certificate of incorporation or by-laws, may elect not to be governed by Section 203 of the Delaware General Corporation Law. We are subject to the restrictions imposed by
Section 203.

   Under certain circumstances, Section 203 makes it more difficult for a person who could be an "interested stockholder" to effect various business combinations with a corporation for a three-year period. It is anticipated that the provisions of Section 203 of the Delaware General Corporation Law may encourage companies interested in acquiring us to negotiate in advance with the board of directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approves, prior to the date on which a stockholder becomes an interested stockholder, either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

Limitations of Directors' Liability

   Our certificate of incorporation provides that none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director except for liability:

     (1) for any breach of the director's duty of loyalty to us or our stockholders,

     (2) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

     (3) under Section 174 of the Delaware General Corporation Law, or

     (4) for any transaction from which the director derived an improper personal benefit.

   The effect of these provisions will be to eliminate our rights and the rights of our stockholders (through stockholders' derivatives suits on behalf of us) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from grossly negligent behavior), except in the situations described above. These provisions will not limit the liability of directors under federal securities laws and will not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his duty of care.

Transfer Agent

   The Transfer Agent and Registrar for the common stock is ChaseMellon Shareholder Services, L.L.C.

                              SELLING STOCKHOLDER

   The selling stockholder is France Telecom and its affiliates. As of May 18, 2000, FT owns 25,212,396 shares of our common stock, including 11,340,000 shares of Class A Common Stock. FT also owns 17,443,500 shares of capital stock of CCUK, exchangeable into the equivalent number of shares of CCIC Class A Common Stock (which is convertible into 17,443,500 shares of Common Stock). The prospectus supplement for any offering of the common stock by the selling stockholder will include the following information:

  --the number of shares then held by the selling stockholder;

  --the percentage of the common stock then held by the selling stockholder;
   and

  --the number of shares of the common stock offered by the selling stockholder.

                              PLAN OF DISTRIBUTION

   The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices (which may be changed from time to time), at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. Each prospectus supplement will describe the method of distribution of the securities offered therein.

   Our company and the selling stockholder may sell securities directly, through agents designated from time to time, through underwriting syndicates led by one or more managing underwriters or through one or more underwriters acting alone. The selling stockholder may also distribute securities through one or more special purpose trusts, which will enter into forward purchase arrangements with the selling stockholder and distribute their own securities. Each prospectus supplement will describe the terms of the securities to which such prospectus supplement relates and the number of shares of common stock to be sold by the selling stockholder, the name or names of any underwriters or agents with whom we or the selling stockholder, or both, have entered into arrangements with respect to the sale of such securities, the public offering or purchase price of such securities and the net proceeds we or the selling stockholder will receive from such sale. In addition, each prospectus supplement will describe any underwriting discounts and other items constituting underwriters' compensation, any discounts and commissions allowed or paid to dealers, if any, any commissions allowed or paid to agents, and the securities exchange or exchanges, if any, on which such securities will be listed. Dealer trading may take place in certain of the securities, including securities not listed on any securities exchange.

   If so indicated in the applicable prospectus supplement, we or the selling stockholder, or both, will authorize underwriters or agents to solicit offers by certain institutions to purchase securities from us or the selling stockholder or both, pursuant to delayed delivery contracts providing for payment and delivery at a future date. Institutions with which such contracts may be made include, among others:

  --commercial and savings banks;

  --insurance companies;

  --pension funds;

  --investment companies;

  --educational and charitable institutions.

In all cases, such institutions must be approved by us or the selling stockholder, or both. Unless otherwise set forth in the applicable prospectus supplement, the obligations of any purchaser under any such contract will not be subject to any conditions except that (i) the purchase of the securities will not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject and (ii) if the securities are also being sold to underwriters acting as principals for their own account, the underwriters will have purchased such securities not sold for delayed delivery. The underwriters and such other persons will not have any responsibility in respect of the validity or performance of such contracts.

   The selling stockholder, or any underwriter or agent participating in the distribution of the securities may be deemed to be an underwriter, as that term is defined in the Securities Act, of the securities so offered and sold and any discounts or commissions received by them, and any profit realized by them on the same or resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act.

   Certain of any such underwriters and agents, including their associates, may be customers of, engage in transactions with and perform services for us and our subsidiaries in the ordinary course of business. One or more of our affiliates may from time to time act as an agent or underwriter in connection with the sale of the securities to the extent permitted by applicable law. The participation of any such affiliate in the offer and sale of the securities will comply with Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding the offer and sale of securities of an affiliate.

   Except as indicated in the applicable prospectus supplement, the securities are not expected to be listed on a securities exchange, except for the common stock, which is listed on The Nasdaq Stock Market's National Market, and any underwriters or dealers will not be obligated to make a market in securities. We cannot predict the activity or liquidity of any trading in the securities.

                             VALIDITY OF SECURITIES

   The validity of the securities offered hereby will be passed upon for us by Cravath, Swaine & Moore, New York, New York and for the underwriters or agents, if any, by Latham & Watkins, New York, New York.

                                    EXPERTS

   Our consolidated financial statements at December 31, 1998 and 1999, and for each of the three years in the period ended December 31, 1999 have been incorporated by reference in this prospectus in reliance upon the report of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

   The following table sets forth the various expenses in connection with the sale and distribution of the securities being registered, other than the underwriting discounts and commissions. All amounts shown are estimates except for the SEC registration fee.

     SEC registration fee............................................... $258,806
     Printing and engraving expenses....................................   50,000
     Legal fees and expenses............................................  200,000
     Accounting fees and expenses.......................................    5,000
     Miscellaneous......................................................   86,194
                                                                         --------
       Total............................................................ $600,000
                                                                         ========

Item 15. Indemnification of Directors and Officers

   Section 145 of the General Corporation Law of the State of Delaware ("DGCL") provides that a corporation has the power to indemnify any director or officer, or former director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) against the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action by reason of being or having been directors or officers, if such person shall have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, provided that such person had no reasonable cause to believe his conduct was unlawful, except that, if such action shall be in the right of the corporation, no such indemnification shall be provided as to any claim, issue or matter as to which such person shall have been judged to have been liable to the corporation unless and to the extent that the Court of Chancery of the State of Delaware (the "Court of Chancery"), or any court in which such suit or action was brought, shall determine upon application that, in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

   Accordingly, the Restated Certificate of Incorporation of the Company (Exhibit 3.1) provides that the Company shall, to the maximum extent permitted under the DGCL, indemnify each person who is or was a director or officer of the Company. The Company may, by action of the Board of Directors, indemnify other employees and agents of the Company, directors, officers, employees or agents of a subsidiary, and each person serving as a director, officer, partner, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, at the request of the Company, with the same scope and effect as the indemnification of directors and officers of the Company. However, the Company shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by the Restated Certificate of Incorporation or otherwise by the Company. The Company may also enter into one or more agreements with any person which provide for indemnification greater or different than that provided in the Restated Certificate of Incorporation.

   Furthermore, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the Company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, or (4) for any transaction from which the director derived an improper personal benefit.

   The Company's By-laws provide that each person who was or is made a party or is threatened to be made a party to or is involved in any manner in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Company or, while a director or officer of the Company, a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified and held harmless by the Company to the fullest extent permitted by the DGCL. Such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Company shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors or is a Proceeding to enforce such person's claim to indemnification pursuant to the rights granted by the Company's By-laws. The Company shall pay the expenses incurred by any person described in the first two sentences of this paragraph in defending any such Proceeding in advance of its final disposition upon, to the extent such an undertaking is required by applicable law, receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in the Company's By-laws or otherwise.

   The Company's By-laws further provide that the indemnification and the advancement of expenses incurred in defending a Proceeding prior to its final disposition provided by, or granted pursuant to, the Company's By-laws shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, other provision of the Company's By-laws or otherwise. The Company may also maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, partner, member, employee or agent of the Company or a subsidiary or of another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.

   The Company's By-laws further provide that the Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Company the expenses incurred in defending any Proceeding in advance of its final disposition, to any person who is or was an employee or agent (other than a director or officer) of the Company or a subsidiary thereof and to any person who is or was serving at the request of the Company or a subsidiary thereof as a director, officer, partner, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Company or a subsidiary thereof, to the fullest extent of the provisions of the Company's By-laws with respect to the indemnification and advancement of expenses of directors and officers of the Company.

Item 16. Exhibits

  Exhibit
    No.                        Description of Exhibit
  -------                      ----------------------
      +1.1 Form of Underwriting Agreement

     ##2.1 Share Exchange Agreement among Castle Transmission Services
           (Holdings) Ltd., Crown Castle International Corp.,
           TeleDiffusion de France International S.A., Digital Future
           Investments B.V. and certain shareholders of Castle
           Transmission Services (Holdings) Ltd. dated as of April 24,
           1998
      *2.2 Formation Agreement, dated December 8, 1998, relating to the formation of Crown Atlantic Company LLC, Crown Atlantic
           Holding Sub LLC, and Crown Atlantic Holding Company LLC

     **2.3 Amendment Number 1 to Formation Agreement, dated March 31, 1999, among Crown Castle International Corp., Cellco Partnership, doing business as Bell Atlantic Mobile, certain Transferring Partnerships and CCA Investment Corp.

     **2.4 Crown Atlantic Company LLC Operating Agreement entered into as of
           March 31, 1999 by and between Cellco Partnership, doing business as Bell Atlantic Mobile, and Crown Atlantic Holding
           Sub LLC

    ***2.5 Agreement to Sublease dated June 1, 1999 by and among BellSouth
           Mobility Inc., BellSouth Telecommunications Inc., The Transferring
           Entities, Crown Castle International Corp.
           and Crown Castle South Inc.

    ***2.6 Sublease dated June 1, 1999 by and among BellSouth Mobility Inc.,
           Certain BMI Affiliates, Crown Castle International Corp.
           and Crown Castle South Inc.

     ++2.7 Agreement to Sublease dated August 1, 1999 by and among
           BellSouth Personal Communications, Inc., BellSouth Carolinas
           PCS, L.P., Crown Castle International Corp. and Crown Castle
           South Inc.

     ++2.8 Sublease dated August 1, 1999 by and among BellSouth Personal
           Communications, Inc., BellSouth Carolinas PCS, L.P., Crown
           Castle International Corp. and Crown Castle South Inc.

  *****2.9 Formation Agreement dated November 7, 1999 relating to the formation of Crown Castle GT Company LLC, Crown Castle GT Holding Sub LLC, and
           Crown Castle GT Holding Company LLC

 *****2.10 Letter Agreement dated November 7, 1999 between GTE Wireless
           Incorporated and Crown Castle International Corp.

    ++2.11 Operating Agreement, dated January 31, 2000, by and between
           Crown Castle GT Corp. and affiliates of GTE Wireless
           Incorporated

    ###3.1 Restated Certificate of Incorporation of Crown Castle
           International Corp., dated August 21, 1998

    ###3.2 Amended and Restated By-laws of Crown Castle International
           Corp., dated August 21, 1998

    ###3.3 Certificate of Designations, Preferences and Relative, Participating,
           Optional and other Special Rights of Preferred Stock and
           Qualifications, Limitations and Restrictions thereof of 12 3/4%
           Senior Exchangeable Preferred Stock Due 2010 and 12 3/4% Series B
           Senior Exchangeable Preferred Stock Due 2010 of Crown Castle
           International Corp. filed with the Secretary of State of the State of Delaware on December 18, 1998
 ******3.4 Certificate of Designations, Preferences and Relative, Participating,
           Optional and Other Special Rights of Preferred Stock and
           Qualifications, Limitations and Restrictions thereof of Series A and
           Series B Cumulative Convertible Redeemable Preferred Stock of Crown
           Castle International Corp. filed with the Secretary of State of the State of Delaware on November 19, 1999
      #4.1 Trust Deed related to (Pounds)125,000,000 9% Guaranteed Bonds
           Due 2007 among Castle Transmission (Finance) PLC, as Issuer,
           Castle Transmission International Ltd. and Castle Transmission
           Services (Holdings) Ltd., as Guarantors, and The Law Debenture
           Trust Corporation p.l.c., as Trustee, dated May 21, 1997

  Exhibit
    No.                            Description of Exhibit
  -------                          ----------------------
       #4.2 First Supplemental Trust Deed related to (Pounds)125,000,000 9%
            Guaranteed Bonds Due 2007 among Castle Transmission (Finance) PLC, as Issuer, Castle Transmission International Ltd. and Castle
            Transmission Services (Holdings) Ltd., as Guarantors, and The Law
            Debenture Trust Corporation p.l.c., as Trustee, dated October 17,
            1997

       #4.3 Indenture, dated as of November 25, 1997, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 10 5/8% Senior Discount Notes Due 2007
            (including exhibits)

       #4.4 Article Fourth of Certificate of Incorporation of Castle Tower
            Holding Corp. (included in Exhibit 3.1)

      ##4.5 Specimen Certificate of Common Stock

     ###4.6 Indenture, dated as of December 21, 1998, between Crown Castle
            International Corp. and the United States Trust Company of New York, as Trustee, relating to the 12 3/4% Senior Subordinated Exchange
            Debentures Due 2010 (including exhibits)
    ####4.7 Indenture, dated as of May 17, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 9% Senior Notes Due 2011 (including exhibits)

    ####4.8 Indenture, dated as of May 17, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 10 3/8% Senior Discount Notes Due 2011
            (including exhibits)

     ***4.9 Registration Rights Agreement dated June 1, 1999 between BellSouth
            Mobility Inc. and Crown Castle International Corp.
   ####4.10 Indenture, dated as of August 3, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 9 1/2% Senior Notes Due 2011 (including exhibits)

   ####4.11 Indenture, dated as of August 3, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 11 1/4% Senior Discount Notes Due 2011
            (including exhibits)

 ******4.12 Deposit Agreement among Crown Castle International Corp. and the
            United States Trust Company of New York dated November 19, 1999

 ******4.13 Registration Rights Agreement among Crown Castle International
            Corp., the United States Trust Company of New York and SFG-P INC.
            dated November 19, 1999

 ******4.14 Warrant Agreement between Crown Castle International Corp. and the
            United States Trust Company of New York dated November 19, 1999

       +5.1 Opinion of Cravath, Swaine & Moore

     ##10.1 Site Sharing Agreement between National Transcommunications Limited and The British Broadcasting Corporation dated September 10, 1991

     ##10.2 Transmission Agreement between The British Broadcasting Corporation and Castle Transmission Services Limited dated February 27, 1997

      #10.3 Services Agreement between Castle Transmission International Ltd.
            (formerly known as Castle Transmission Services Ltd.) and Castle
            Tower Holding Corp. dated February 28, 1997

     ##10.4 Agreement for the Provision of Digital Terrestrial Television
            Distribution and Transmission Services between British Digital
            Broadcasting plc and Castle Transmission International Ltd. dated
            December 18, 1997

     ##10.5 Digital Terrestrial Television Transmission Agreement between The
            British Broadcasting Corporation and Castle Transmission
            International Ltd. dated February 10, 1998

     ##10.6 Contract between British Telecommunications PLC and Castle
            Transmission International Inc. for the Provision of Digital
            Terrestrial Television Network Distribution Service dated May 13,
            1998

  Exhibit
    No.                           Description of Exhibit
  -------                         ----------------------
    ##10.7 Amending Agreement between the British Broadcasting Corporation and
           Castle Transmission International Limited dated July 16, 1998

    ##10.8 Commitment Agreement between the British Broadcasting Corporation,
           Castle Tower Holding Corp., TeleDiffusion de France International
           S.A. and TeleDiffusion de France S.A.

   ###10.9 Amended and Restated Services Agreement between Castle Transmission
           International Limited and TeleDiffusion de France S.A. dated August
           1998

   **10.10 Global Lease Agreement dated March 31, 1999 between Crown Atlantic
           Company LLC and Cellco Partnership, doing business as Bell Atlantic
           Mobile

   **10.11 Master Build to Suit Agreement dated March 31, 1999 between Cellco
           Partnership, doing business as BellAtlantic Mobile, and Crown
           Atlantic Company LLC

  ***10.12 Agreement to Build to Suit dated June 1, 1999 by and among BellSouth
           Mobility Inc., Crown Castle International Corp. and Crown Castle
           South Inc.

    #10.13 Castle Tower Holding Corp. 1995 Stock Option Plan (Third
           Restatement)

   ##10.14 Crown Castle International Corp. 1995 Stock Option Plan (Fourth
           Restatement)

   ##10.15 Castle Transmission Services (Holdings) Ltd. All Employee Share
           Option Scheme dated as of January 23, 1998

   ##10.16 Rules of the Castle Transmission Services (Holdings) Ltd. Bonus
           Share Plan

  ###10.17 Employee Benefit Trust between Castle Transmission Services
           (Holdings) Ltd. and Castle Transmission (Trustees) Limited

   ##10.18 Castle Transmission Services (Holdings) Ltd. Unapproved Share Option
           Scheme dated as of January 23, 1998

   ##10.19 Deed of Grant of Option between Castle Transmission Series
           (Holdings) Ltd. and George Reese dated January 23, 1998

   ##10.20 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and David Ivy dated January 23, 1998

   ##10.21 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and David Ivy dated April 23, 1998

   ##10.22 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and Ted B. Miller, Jr., dated April 23, 1998

   ##10.23 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and Ted B. Miller, Jr., dated January 23, 1998

   ##10.24 Agreement among Castle Transmission Services (Holdings) Ltd., Digital
           Future Investments B.V., Berkshire Partners LLC and certain shareholders of Castle Transmission Services (Holdings) Ltd. for the sale and purchase of certain shares of Castle Transmission Services
           (Holdings) Ltd., for the amendment of the Shareholders Agreement in respect of Castle Transmission Services (Holdings) Ltd. and for the granting of certain options dated April 24, 1998
  ###10.25 Governance Agreement among Crown Castle International Corp.,
           TeleDiffusion de France International S.A. and Digital Future
           Investments B.V., dated as of August 21, 1998

 ****10.26 Supplemental Agreement to the Governance Agreement among Crown
           Castle International Corp., TeleDiffusion de France International
           S.A., Digital Future Investments B.V., dated May 17, 1999

  ###10.27 Form of Severance Agreement entered into between Crown Castle
           International Corp. and Ted Miller, George Reese, John Gwyn, Charles
           Green, Alan Rees, Blake Hawk and David Ivy

  ###10.28 Shareholders Agreement among Crown Castle International Corp.,
           TeleDiffusion de France International S.A. and Castle Transmission
           Services (Holdings) Limited dated August 1998

  ###10.29 Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August 21, 1998 as amended by Amendment No. 1, dated as of the 12th day of November, 1998

 Exhibit
   No.                            Description of Exhibit
 --------                         ----------------------
   +10.30 Amendment Number Three, dated as of August 11, 1999, to the
          Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August
          21, 1998

   +10.31 Amendment Number Four, dated as of October 1, 1999, to the
          Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August
          21, 1998
 ###10.32 Rights Agreement dated as of August 21, 1998, between Crown Castle
          International Corp. and ChaseMellon Shareholder Services L.L.C.
  **10.33 Amendment No. 1 to Rights Agreement dated March 31, 1999, between
          Crown Castle International Corp. and ChaseMellon Shareholder Services
          L.L.C.
  **10.34 Loan Agreement dated as of March 31, 1999 by and among Crown Atlantic
          HoldCo Sub LLC, as the Borrower, Key Corporate Capital Inc., as Agent, and the Financial Institutions listed therein
  ++10.35 Amendment to Loan Amendment Agreement, dated June 18, 1999, by and among Castle Transmission International Ltd., Castle Transmission
          Services (Holdings) Ltd., Millennium Communications Limited and the various banks and lenders listed as parties hereto.
  ++10.36 Credit Agreement dated as of March 15, 2000 among Crown Castle
          Operating Company, Crown Castle International Corp., The Chase
          Manhattan Bank, Credit Suisse First Boston Corporation, Key Corporate
          Capital Inc. and The Bank of Nova Scotia, as Agents, and the several
          Lenders which are parties thereto
  ++10.37 Amendment to Loan Amendment Agreement dated December 23, 1999 by and among Castle Transmission International, Ltd., Castle Transmission
          Services (Holdings) Ltd, Millennium Communications Limited and the various banks and lenders listed as parties thereto.
 +++10.38 Term Loan Agreement, dated as of March 30, 2000 among Crown Castle
          International Corp., Chase Securities Inc., Goldman Sachs Credit
          Partners L.P., Syndicated Loan Funding Trust and the several Lenders which are parties thereto
     23.1 Consent of KPMG LLP
    +23.2 Consent of Cravath, Swaine & Moore (to be included in Exhibit 5.1)
  +++27.1 Financial Data Schedule

- --------

      # Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-43873).
     ## Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-1 previously filed by the Registrant (Registration No. 333-57283).
      * Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated December 9,
        1998.
     ** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated March 31, 1999.
    ### Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-71715).
    *** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated June 9, 1999.
   **** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated July 22, 1999.
      + Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-Q (Registration No. 0-24737) dated September 30,
        1999.
     ++ Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-K (Registration No. 000-24737) dated March 30,
        2000.
    +++ Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-Q (Registration No. 0-24737) dated March 31,
        2000.
   #### Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-87765).
  ***** Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated November 7,
        1999.
 ****** Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated November 19,
        1999.
      + To be filed by amendment.

Item 17. Undertakings

   The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

       (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

       (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

       (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

  provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for the purpose of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 (other than the provisions relating to insurance), or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 18th day of May, 2000.

                                          Crown Castle International Corp.,

                                                /s/ W. Benjamin Moreland
                                          by ________________________________
                                            Name: W. Benjamin Moreland
                                            Title: Senior Vice President,
                                            Chief Financial Officer and
                                    Treasurer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 18th day of May, 2000. Each person whose signature appears below hereby authorizes and appoints E. Blake Hawk and Donald J. Reid, Jr. and each of them, each of whom may act without joinder of the other, as his attorney-in-fact to sign on his behalf individually and in the capacity stated below all amendments and post effective amendments to this Registration Statement and any additional registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933 in respect of an offering contemplated by this Registration Statements that attorney-in-fact may deem necessary or appropriate.

                      Signature                                   Title
                      ---------                                   -----
               /s/ Ted B. Miller, Jr.            Chairman of the Board and Chief
     ___________________________________________  Executive Officer (Principal Executive
                 Ted B. Miller, Jr.               Officer)
                 /s/  John P. Kelly              President and Chief Operating Officer
     -------------------------------------------
                    John P. Kelly
              /s/ W. Benjamin Moreland           Senior Vice President, Chief
     ___________________________________________  Financial Officer and Treasurer
                W. Benjamin Moreland              (Principal Financial Officer)
              /s/ Wesley D. Cunningham           Senior Vice President, Chief Accounting
     ___________________________________________  Officer and Corporate Controller
                Wesley D. Cunningham              (Principal Accounting Officer)
                  /s/ David L. Ivy
     ___________________________________________ Vice Chairman--Global Mergers &
                    David L. Ivy                  Acquisitions and Director
             /s/ William D. Strittmatter         Director
     -------------------------------------------
               William D. Strittmatter

                      Signature
                      ---------                           Title
                 /s/ Carl Ferenbach                     Director
     -------------------------------------------
                   Carl Ferenbach
                 /s/ Randall A. Hack                    Director
     -------------------------------------------
                   Randall A. Hack
            /s/ Edward C. Hutcheson, Jr.                Director
     -------------------------------------------
              Edward C. Hutcheson, Jr.
                /s/ J. Landis Martin                    Director
     -------------------------------------------
                  J. Landis Martin
               /s/ Robert F. McKenzie                   Director
     -------------------------------------------
                 Robert F. McKenzie
                                                        Director
     -------------------------------------------
                William A. Murphy IV
                /s/ Jeffrey H. Schutz                   Director
     -------------------------------------------
                  Jeffrey H. Schutz


                                 EXHIBITS INDEX

   The following exhibits are filed as a part of this Registration Statement.


  Exhibit
    No.                        Description of Exhibit
  -------                      ----------------------
      +1.1 Form of Underwriting Agreement

     ##2.1 Share Exchange Agreement among Castle Transmission Services
           (Holdings) Ltd., Crown Castle International Corp.,
           TeleDiffusion de France International S.A., Digital Future
           Investments B.V. and certain shareholders of Castle
           Transmission Services (Holdings) Ltd. dated as of April 24,
           1998
      *2.2 Formation Agreement, dated December 8, 1998, relating to the formation of Crown Atlantic Company LLC, Crown Atlantic
           Holding Sub LLC, and Crown Atlantic Holding Company LLC

     **2.3 Amendment Number 1 to Formation Agreement, dated March 31, 1999, among Crown Castle International Corp., Cellco Partnership, doing business as Bell Atlantic Mobile, certain Transferring Partnerships and CCA Investment Corp.

     **2.4 Crown Atlantic Company LLC Operating Agreement entered into as of
           March 31, 1999 by and between Cellco Partnership, doing business as Bell Atlantic Mobile, and Crown Atlantic Holding
           Sub LLC

    ***2.5 Agreement to Sublease dated June 1, 1999 by and among BellSouth
           Mobility Inc., BellSouth Telecommunications Inc., The Transferring
           Entities, Crown Castle International Corp.
           and Crown Castle South Inc.

    ***2.6 Sublease dated June 1, 1999 by and among BellSouth Mobility Inc.,
           Certain BMI Affiliates, Crown Castle International Corp.
           and Crown Castle South Inc.

     ++2.7 Agreement to Sublease dated August 1, 1999 by and among
           BellSouth Personal Communications, Inc., BellSouth Carolinas
           PCS, L.P., Crown Castle International Corp. and Crown Castle
           South Inc.

     ++2.8 Sublease dated August 1, 1999 by and among BellSouth Personal
           Communications, Inc., BellSouth Carolinas PCS, L.P., Crown
           Castle International Corp. and Crown Castle South Inc.

  *****2.9 Formation Agreement dated November 7, 1999 relating to the formation of Crown Castle GT Company LLC, Crown Castle GT Holding Sub LLC, and
           Crown Castle GT Holding Company LLC

 *****2.10 Letter Agreement dated November 7, 1999 between GTE Wireless
           Incorporated and Crown Castle International Corp.

    ++2.11 Operating Agreement, dated January 31, 2000, by and between
           Crown Castle GT Corp. and affiliates of GTE Wireless
           Incorporated

    ###3.1 Restated Certificate of Incorporation of Crown Castle
           International Corp., dated August 21, 1998

    ###3.2 Amended and Restated By-laws of Crown Castle International
           Corp., dated August 21, 1998

    ###3.3 Certificate of Designations, Preferences and Relative, Participating,
           Optional and other Special Rights of Preferred Stock and
           Qualifications, Limitations and Restrictions thereof of 12 3/4%
           Senior Exchangeable Preferred Stock Due 2010 and 12 3/4% Series B
           Senior Exchangeable Preferred Stock Due 2010 of Crown Castle
           International Corp. filed with the Secretary of State of the State of Delaware on December 18, 1998
 ******3.4 Certificate of Designations, Preferences and Relative, Participating,
           Optional and Other Special Rights of Preferred Stock and
           Qualifications, Limitations and Restrictions thereof of Series A and
           Series B Cumulative Convertible Redeemable Preferred Stock of Crown
           Castle International Corp. filed with the Secretary of State of the State of Delaware on November 19, 1999
      #4.1 Trust Deed related to (Pounds)125,000,000 9% Guaranteed Bonds
           Due 2007 among Castle Transmission (Finance) PLC, as Issuer,
           Castle Transmission International Ltd. and Castle Transmission
           Services (Holdings) Ltd., as Guarantors, and The Law Debenture
           Trust Corporation p.l.c., as Trustee, dated May 21, 1997

  Exhibit
    No.                            Description of Exhibit
  -------                          ----------------------
       #4.2 First Supplemental Trust Deed related to (Pounds)125,000,000 9%
            Guaranteed Bonds Due 2007 among Castle Transmission (Finance) PLC, as Issuer, Castle Transmission International Ltd. and Castle
            Transmission Services (Holdings) Ltd., as Guarantors, and The Law
            Debenture Trust Corporation p.l.c., as Trustee, dated October 17,
            1997

       #4.3 Indenture, dated as of November 25, 1997, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 10 5/8% Senior Discount Notes Due 2007
            (including exhibits)

       #4.4 Article Fourth of Certificate of Incorporation of Castle Tower
            Holding Corp. (included in Exhibit 3.1)

      ##4.5 Specimen Certificate of Common Stock

     ###4.6 Indenture, dated as of December 21, 1998, between Crown Castle
            International Corp. and the United States Trust Company of New York, as Trustee, relating to the 12 3/4% Senior Subordinated Exchange
            Debentures Due 2010 (including exhibits)
    ####4.7 Indenture, dated as of May 17, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 9% Senior Notes Due 2011 (including exhibits)

    ####4.8 Indenture, dated as of May 17, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 10 3/8% Senior Discount Notes Due 2011
            (including exhibits)

     ***4.9 Registration Rights Agreement dated June 1, 1999 between BellSouth
            Mobility Inc. and Crown Castle International Corp.
   ####4.10 Indenture, dated as of August 3, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 9 1/2% Senior Notes Due 2011 (including exhibits)

   ####4.11 Indenture, dated as of August 3, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 11 1/4% Senior Discount Notes Due 2011
            (including exhibits)

 ******4.12 Deposit Agreement among Crown Castle International Corp. and the
            United States Trust Company of New York dated November 19, 1999

 ******4.13 Registration Rights Agreement among Crown Castle International
            Corp., the United States Trust Company of New York and SFG-P INC.
            dated November 19, 1999

 ******4.14 Warrant Agreement between Crown Castle International Corp. and the
            United States Trust Company of New York dated November 19, 1999

       +5.1 Opinion of Cravath, Swaine & Moore

     ##10.1 Site Sharing Agreement between National Transcommunications Limited and The British Broadcasting Corporation dated September 10, 1991

     ##10.2 Transmission Agreement between The British Broadcasting Corporation and Castle Transmission Services Limited dated February 27, 1997

      #10.3 Services Agreement between Castle Transmission International Ltd.
            (formerly known as Castle Transmission Services Ltd.) and Castle
            Tower Holding Corp. dated February 28, 1997

     ##10.4 Agreement for the Provision of Digital Terrestrial Television
            Distribution and Transmission Services between British Digital
            Broadcasting plc and Castle Transmission International Ltd. dated
            December 18, 1997

     ##10.5 Digital Terrestrial Television Transmission Agreement between The
            British Broadcasting Corporation and Castle Transmission
            International Ltd. dated February 10, 1998

     ##10.6 Contract between British Telecommunications PLC and Castle
            Transmission International Inc. for the Provision of Digital
            Terrestrial Television Network Distribution Service dated May 13,
            1998

  Exhibit
    No.                           Description of Exhibit
  -------                         ----------------------
    ##10.7 Amending Agreement between the British Broadcasting Corporation and
           Castle Transmission International Limited dated July 16, 1998

    ##10.8 Commitment Agreement between the British Broadcasting Corporation,
           Castle Tower Holding Corp., TeleDiffusion de France International
           S.A. and TeleDiffusion de France S.A.

   ###10.9 Amended and Restated Services Agreement between Castle Transmission
           International Limited and TeleDiffusion de France S.A. dated August
           1998

   **10.10 Global Lease Agreement dated March 31, 1999 between Crown Atlantic
           Company LLC and Cellco Partnership, doing business as Bell Atlantic
           Mobile

   **10.11 Master Build to Suit Agreement dated March 31, 1999 between Cellco
           Partnership, doing business as BellAtlantic Mobile, and Crown
           Atlantic Company LLC

  ***10.12 Agreement to Build to Suit dated June 1, 1999 by and among BellSouth
           Mobility Inc., Crown Castle International Corp. and Crown Castle
           South Inc.

    #10.13 Castle Tower Holding Corp. 1995 Stock Option Plan (Third
           Restatement)

   ##10.14 Crown Castle International Corp. 1995 Stock Option Plan (Fourth
           Restatement)

   ##10.15 Castle Transmission Services (Holdings) Ltd. All Employee Share
           Option Scheme dated as of January 23, 1998

   ##10.16 Rules of the Castle Transmission Services (Holdings) Ltd. Bonus
           Share Plan

  ###10.17 Employee Benefit Trust between Castle Transmission Services
           (Holdings) Ltd. and Castle Transmission (Trustees) Limited

   ##10.18 Castle Transmission Services (Holdings) Ltd. Unapproved Share Option
           Scheme dated as of January 23, 1998

   ##10.19 Deed of Grant of Option between Castle Transmission Series
           (Holdings) Ltd. and George Reese dated January 23, 1998

   ##10.20 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and David Ivy dated January 23, 1998

   ##10.21 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and David Ivy dated April 23, 1998

   ##10.22 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and Ted B. Miller, Jr., dated April 23, 1998

   ##10.23 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and Ted B. Miller, Jr., dated January 23, 1998

   ##10.24 Agreement among Castle Transmission Services (Holdings) Ltd., Digital
           Future Investments B.V., Berkshire Partners LLC and certain shareholders of Castle Transmission Services (Holdings) Ltd. for the sale and purchase of certain shares of Castle Transmission Services
           (Holdings) Ltd., for the amendment of the Shareholders Agreement in respect of Castle Transmission Services (Holdings) Ltd. and for the granting of certain options dated April 24, 1998
  ###10.25 Governance Agreement among Crown Castle International Corp.,
           TeleDiffusion de France International S.A. and Digital Future
           Investments B.V., dated as of August 21, 1998

 ****10.26 Supplemental Agreement to the Governance Agreement among Crown
           Castle International Corp., TeleDiffusion de France International
           S.A., Digital Future Investments B.V., dated May 17, 1999

  ###10.27 Form of Severance Agreement entered into between Crown Castle
           International Corp. and Ted Miller, George Reese, John Gwyn, Charles
           Green, Alan Rees, Blake Hawk and David Ivy

  ###10.28 Shareholders Agreement among Crown Castle International Corp.,
           TeleDiffusion de France International S.A. and Castle Transmission
           Services (Holdings) Limited dated August 1998

  ###10.29 Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August 21, 1998 as amended by Amendment No. 1, dated as of the 12th day of November, 1998

 Exhibit
   No.                            Description of Exhibit
 --------                         ----------------------
   +10.30 Amendment Number Three, dated as of August 11, 1999, to the
          Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August
          21, 1998

   +10.31 Amendment Number Four, dated as of October 1, 1999, to the
          Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August
          21, 1998
 ###10.32 Rights Agreement dated as of August 21, 1998, between Crown Castle
          International Corp. and ChaseMellon Shareholder Services L.L.C.
  **10.33 Amendment No. 1 to Rights Agreement dated March 31, 1999, between
          Crown Castle International Corp. and ChaseMellon Shareholder Services
          L.L.C.
  **10.34 Loan Agreement dated as of March 31, 1999 by and among Crown Atlantic
          HoldCo Sub LLC, as the Borrower, Key Corporate Capital Inc., as Agent, and the Financial Institutions listed therein
  ++10.35 Amendment to Loan Amendment Agreement, dated June 18, 1999, by and among Castle Transmission International Ltd., Castle Transmission
          Services (Holdings) Ltd., Millennium Communications Limited and the various banks and lenders listed as parties hereto.
  ++10.36 Credit Agreement dated as of March 15, 2000 among Crown Castle
          Operating Company, Crown Castle International Corp., The Chase
          Manhattan Bank, Credit Suisse First Boston Corporation, Key Corporate
          Capital Inc. and The Bank of Nova Scotia, as Agents, and the several
          Lenders which are parties thereto
  ++10.37 Amendment to Loan Amendment Agreement dated December 23, 1999 by and among Castle Transmission International, Ltd., Castle Transmission
          Services (Holdings) Ltd, Millennium Communications Limited and the various banks and lenders listed as parties thereto.
 +++10.38 Term Loan Agreement, dated as of March 30, 2000 among Crown Castle
          International Corp., Chase Securities Inc., Goldman Sachs Credit
          Partners L.P., Syndicated Loan Funding Trust and the several Lenders which are parties thereto
     23.1 Consent of KPMG LLP
    +23.2 Consent of Cravath, Swaine & Moore (to be included in Exhibit 5.1)
  +++27.1 Financial Data Schedule

- --------

      # Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-43873).
     ## Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-1 previously filed by the Registrant (Registration No. 333-57283).
      * Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated December 9,
        1998.
     ** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated March 31, 1999.
    ### Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-71715).
    *** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated June 9, 1999.
   **** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated July 22, 1999.
      + Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-Q (Registration No. 0-24737) dated September 30,
        1999.
     ++ Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-K (Registration No. 000-24737) dated March 30,
        2000.
    +++ Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-Q (Registration No. 0-24737) dated March 31,
        2000.
   #### Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-87765).
  ***** Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated November 7,
        1999.
 ****** Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated November 19,
        1999.
      + To be filed by amendment.

[LOGO]
KPMG
        700 Louisiana                                   Telephone 713 319 2000
        Houston, TX 77002                               Fax 713 319 2041



The Board of Directors
Crown Castle International Corp.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP

Houston, Texas
May 16, 2000

      As filed with the Securities and Exchange Commission on May 18, 2000

                                                 Registration No. 333-37354

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------

                              Amendment No. 1

                                    To
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                ---------------
                        Crown Castle International Corp.
             (Exact name of Registrant as specified in its charter)
                Delaware                               76-0470458
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)
                                510 Bering Drive
                                   Suite 500
                              Houston, Texas 77057
                                 (713) 570-3000
  (Address,        including zip code, and telephone number, including area
                   code, of Registrant's principal executive offices)
                                ---------------
                              W. Benjamin Moreland
                             Senior Vice President,
                     Chief Financial Officer and Treasurer
                        Crown Castle International Corp.
                                510 Bering Drive
                                   Suite 500
                              Houston, Texas 77057
                                 (713) 570-3000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                   Copies to:
         Stephen L. Burns, Esq.                 Kirk A. Davenport, Esq.
        Cravath, Swaine & Moore                     Latham & Watkins
            Worldwide Plaza                         885 Third Avenue
           825 Eighth Avenue                    New York, New York 10022
        New York, New York 10019
                                ---------------
   Approximate date of commencement of proposed sale to public: From time to time after the effective date of this Registration Statement, as determined by the Registrant.
   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------
                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                           Proposed
                                                            Proposed        Maximum
                                                Amount      Maximum        Aggregate     Amount of
           Title of Each Class of               to be    Offering Price    Offering     Registration
         Securities to be Registered          Registered    per Unit      Price(1)(3)      Fee(4)
-----------------------------------------------------------------------------------------------------
Primary Offering
-----------------------------------------------------------------------------------------------------
 Preferred Stock, no par value per share ...    (1)(2)       (1)(2)
-----------------------------------------------------------------------------------------------------
 Common Stock, par value $.01 per share(5)..    (1)(2)       (1)(2)
-----------------------------------------------------------------------------------------------------
 Subtotal:                                                              $216,800,000.00   $57,236
-----------------------------------------------------------------------------------------------------
Secondary Offering
-----------------------------------------------------------------------------------------------------
 Common Stock, par value $.01 per share.....  24,942,360   $30.59375    $763,080,326.30   $201,454
-----------------------------------------------------------------------------------------------------
 Subtotal:                                    24,942,360   $30.59375    $763,080,326.30   $201,454
-----------------------------------------------------------------------------------------------------
Total:                                                                  $979,880,326.30   $258,690
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                ---------------         (footnotes on next page)
   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(footnotes for table on previous page)

(1) There are being registered under this Registration Statement such indeterminate number of shares of Common Stock and Preferred Stock of the Registrant for sale in one or more primary offerings, as shall have an aggregate initial offering price not to exceed $216,800,000.00. Any such securities may be sold separately or as units with other securities registered under this Registration Statement. The proposed maximum initial offering price per unit will be determined, from time to time, by the Registrant in connection with the issuance by the Registrant of such securities. There are also being registered under this Registration Statement 24,942,360 shares of Common Stock of the Registrant, for sale in one or more secondary offerings.

(2) Not specified with respect to each class of securities to be registered pursuant to General Instruction II.D. of Form S-3 under the Securities Act.

(3) Estimated solely for the purpose of calculating the registration fee. No separate consideration will be received for Common Stock that is issued upon conversion or exchange of Preferred Stock registered hereunder.

(4) Calculated pursuant to Rule 457 of the rules and regulations under the Securities Act.

(5) Including such indeterminate number of shares of Common Stock as may from time to time be issued (i) at indeterminate prices or (ii) upon conversion or exchange of Preferred Stock registered hereunder, to the extent any of such shares of Preferred Stock are, by their terms, convertible into Common Stock.

                    SUBJECT TO COMPLETION DATED MAY 18, 2000

PROSPECTUS

                        CROWN CASTLE INTERNATIONAL CORP.

   From time to time, we may sell any of the following securities:

    --PREFERRED STOCK

    --COMMON STOCK

   We will provide the specific terms of these securities in one or more supplements to this prospectus. You should read this prospectus and any prospectus supplement carefully before you invest.

   Our common stock is traded over-the-counter on The Nasdaq Stock Market's National Market under the trading symbol "TWRS." The applicable prospectus supplement will contain information, where applicable, as to any other listing (if any) on The Nasdaq Stock Market's National Market or any securities exchange of the securities covered by the prospectus supplement.

   In addition, up to 24,942,360 shares of common stock being registered may be offered by France Telecom S.A. and its affiliates, which we refer to as "FT", as selling stockholder. For additional information on the methods of sale, you should refer to the section entitled "Plan of Distribution."

   The securities may be sold directly by us or, in case of the common stock, may be sold by the selling stockholder, to investors, through agents designated from time to time or to or through underwriters or dealers. See "Plan of Distribution." If any underwriters are involved in the sale of any securities in respect of which this prospectus is being delivered, the names of such underwriters and any applicable commissions or discounts will be set forth in a prospectus supplement. The net proceeds we expect to receive from such sale also will be set forth in a prospectus supplement. We would not receive any of the proceeds from the sale of common stock by the selling stockholder.

   This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the securities to be issued under this prospectus or determined if this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

               The date of this prospectus is June 1, 2000.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ABOUT THIS PROSPECTUS......................................................   1
WHERE YOU CAN FIND MORE INFORMATION........................................   1
INCORPORATION OF INFORMATION WE FILE WITH THE SEC..........................   1
FORWARD-LOOKING STATEMENTS.................................................   2
THE COMPANY................................................................   3
USE OF PROCEEDS............................................................   4
DESCRIPTION OF CAPITAL STOCK...............................................   5
SELLING STOCKHOLDER........................................................  14
PLAN OF DISTRIBUTION.......................................................  15
VALIDITY OF SECURITIES.....................................................  16
EXPERTS....................................................................  16

                             ABOUT THIS PROSPECTUS

   This prospectus is part of a registration statement that we filed with the SEC utilizing a "shelf" registration process. Under this shelf process, we may, over the next two years, sell any combination of the securities described in this prospectus in one or more offerings up to a total dollar amount of $216,800,000. In addition, under this shelf process, the selling stockholder also may sell up to 24,942,360 shares of our common stock in one or more offerings.

   This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement together with additional information described immediately below under the heading "Where You Can Find More Information."

                      WHERE YOU CAN FIND MORE INFORMATION

   We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC's following public reference facilities:

     Public Reference Room        New York Regional Office        Chicago Regional Office
    450 Fifth Street, N.W.          7 World Trade Center              Citicorp Center
           Room 1024                     Suite 1300               500 West Madison Street
    Washington, D.C. 20549        New York, New York 10048              Suite 1400
                                                               Chicago, Illinois 60661-2511

   You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Please call 1-800-SEC-0330 for further information on the operations of the public reference facilities. Our SEC filings are also available at the offices of The Nasdaq Stock Market at 1735 K Street, N.W., Washington, D.C. 20006.

               INCORPORATION OF INFORMATION WE FILE WITH THE SEC

   The SEC allows us to "incorporate by reference" the information we file with them, which means:

  --incorporated documents are considered part of this prospectus;

  --we can disclose important information to you by referring you to those documents; and

  --information that we file with the SEC will automatically update and supersede this incorporated information.

   We incorporate by reference the documents listed below which were filed with the SEC under the Securities Exchange Act of 1934:

  (1) Our Annual Report on Form 10-K for the year ended on December 31, 1999.

  (2) Our Quarterly Report on Form 10-Q for the quarter ended on March 31, 2000.

  (3) Our Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed on April 24, 2000.

  (4) The description of our common stock contained in the Registration Statement on Form S-1, as amended (File No. 333-74553), filed on March 16, 1999.

  (5) Our Current Report on Form 8-K dated May 18, 2000.

  (6) Our Current Report on Form 8-K dated May 18, 2000.

   We also incorporate by reference each of the following documents that we will file with the SEC after the date of the initial filing of the registration statement and prior to the time we and the selling stockholder sell all of the securities offered by this prospectus:

  --Reports filed under Section 13(a) and (c) of the Exchange Act;

  --Definitive proxy or information statements filed under Section 14 of the Exchange Act in connection with any subsequent stockholders meeting; and

  --Any reports filed under Section 15(d) of the Exchange Act.

   You can obtain any of the filings incorporated by reference in this document through us, or from the SEC through the SEC's web site or at the addresses listed above. Documents incorporated by reference are available from us without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this prospectus. You can obtain documents incorporated by reference in this prospectus by requesting them in writing or by telephone from us at the following address:

                        Crown Castle International Corp.
                                510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                Attention: Kathy Broussard, Corporate Secretary
                           Telephone: (713) 570-3100

   If you request any incorporated documents from us, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request.

                           FORWARD-LOOKING STATEMENTS

   Some of the statements contained in or incorporated by reference in this prospectus discuss our plans and strategies for our business or state other forward-looking statements, as this term is defined in the Private Securities Litigation Reform Act. The words "anticipates," "believes," "estimates," "expects," "plans," "intends" and similar expressions are intended to identify these forward-looking statements, but are not the exclusive means of identifying them. These forward-looking statements reflect the current views of our management; however, various risks, uncertainties and contingencies could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, these statements, including the following:

  .  the success or failure of our efforts to implement our business strategy

  . the other factors discussed below under the heading "Risk Factors" and elsewhere in this prospectus

   We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of important risks of an investment in our securities, including factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see "Risk Factors." You should carefully consider the information set forth under the caption "Risk Factors." In light of these risks, uncertainties and assumptions, the forward-looking events discussed in or incorporated by reference in this prospectus might not occur.

                                  THE COMPANY

   We are a leading owner and operator of towers and transmission networks for wireless communications and broadcast transmission companies. As of April 30, 2000, we owned, leased or managed 10,392 towers, including 8,195 towers in the United States and Puerto Rico and 2,197 towers in the United Kingdom. We have entered into agreements, which, when completed, will provide us with over 900 additional towers in the United States in 2000. In addition, we have recently entered into an agreement which provides us with a tower portfolio of approximately 705 towers in Australia. Our customers currently include many of the world's major wireless communications and broadcast companies, including Bell Atlantic Mobile, BellSouth, AT&T Wireless, Nextel, Metricom and the British Broadcasting Corporation.

   Our strategy is to use our leading domestic and international position to capture the growing opportunities to consolidate ownership and management of existing towers and other wireless and transmission infrastructure and to build and operate new towers and wireless and transmission networks and infrastructure created by:

  . the transfer to third parties, or outsourcing, of tower ownership and management by major wireless carriers;

  . the need for existing wireless carriers to expand coverage and improve capacity;

  . the additional demand for towers and wireless infrastructure created by new entrants into the wireless communications industry;

  .  the privatization of state-run broadcast transmission networks; and

  . the introduction of new digital broadcast transmission technology and wireless technologies.

   Our main businesses are leasing antenna space on wireless and broadcast towers that can accommodate multiple tenants and operating analog and digital broadcast transmission networks and wireless networks. We also provide related services to our customers, including network design, radio frequency engineering, site acquisition, site development and construction, antenna installation and network management and maintenance. We believe that our full service capabilities are a key competitive advantage in forming strategic partnerships to acquire large concentrations of towers, or tower clusters, and in winning contracts for tower acquisitions, management and construction along with wireless and transmission network management.

   Our primary business in the United States is the leasing of antenna space to wireless carriers. We believe that by owning and managing large tower clusters we are able to offer customers the ability to fulfill rapidly and efficiently their network expansion plans across particular markets or regions. Our acquisition strategy has been focused on adding tower clusters to our tower portfolio. As of April 30, 2000, we had tower clusters in 34 of the 50 largest U.S. metropolitan areas, and 68 of the 100 largest U.S. metropolitan areas.

   Our primary business in the United Kingdom is the operation of television and radio broadcast transmission networks. Following the 1997 acquisition of the BBC's broadcast and tower infrastructure, we were awarded long-term contracts to provide the BBC and other broadcasters analog and digital transmission services. We also lease antenna space to wireless operators in the United Kingdom on the towers we acquired from the BBC and from various wireless carriers along with towers we have constructed. We have nationwide broadcast and wireless coverage in the United Kingdom.

   Our primary business in Australia is expected to be the leasing of antenna space to wireless carriers. In March 2000, Crown Castle Australia Limited, a 66.7% owned subsidiary, entered into an agreement to purchase approximately 700 towers in Australia from Cable & Wireless Optus for at total purchase price of approximately $135 million in cash (Australian $220 million). On April 3, 2000, the first closing with respect to the Optus transaction took place, with Crown Castle Australia paying approximately $95.7 million

(Australian $155.5 million) to Optus in exchange for the transfer or economic benefit of all of the towers. We expect that the remaining portion of the purchase price will be paid, at which point we will own the towers in respect of which we previously had only an economic interest, in the second quarter of 2000. Upon completion of the Cable & Wireless Optus transaction, Crown Castle Australia will own and operate a nationwide portfolio of approximately 700 towers in Australia covering over 90 percent of the population.

   We believe our towers are attractive to a diverse range of wireless communications industries, including personal communications services, cellular, enhanced specialized mobil radio, specialized mobile radio, paging, and fixed microwave, as well as radio and television broadcasting. In the United States our major customers include AT&T Wireless, Aerial, Bell Atlantic Mobile, BellSouth, Motorola, Nextel, PageNet, Metrocom and Sprint PCS. In the United Kingdom our major customers include the BBC, Cellnet, Dolphin, NTL, ONdigital, One2One, Orange, Virgin Radio and Vodafone AirTouch.

   We are continuing our ongoing construction program to enhance our tower portfolios. In 1999, we constructed over 900 towers. In 2000, we plan to construct approximately 1,170 towers at an estimated aggregate cost of $270 million for lease to wireless carriers such as Bell Atlantic Mobile, BellSouth, GTE Wireless and Nextel. The actual number of towers built may be outside that range depending on acquisition opportunities and potential "build-to-suit" contracts from large wireless carriers.

   Our principal executive offices are located at 510 Bering Drive, Suite 500, Houston, Texas 77057, and our telephone number is (713) 570-3000.

                                USE OF PROCEEDS

   We will use the net proceeds from our sale of the securities for our general corporate purposes, which may include repaying indebtedness, making additions to our working capital, funding future acquisitions or for any other purpose we describe in the applicable prospectus supplement.

   We will not receive any of the proceeds from the sale of common stock by the selling stockholder.

                          DESCRIPTION OF CAPITAL STOCK

   Our authorized capital stock consists of 600,000,000 shares of common stock, par value $.01 per share, 90,000,000 shares of Class A common stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $.01 per share. As of May 1, 2000 there were 154,326,984 shares of common stock outstanding, 11,340,000 shares of Class A common stock outstanding, 233,973 shares of 12 3/4% Senior Exchangeable Preferred Stock due 2010 outstanding and 200,000 shares of 8 1/4% Cumulative Convertible Redeemable Preferred Stock due 2012 outstanding.

Common Stock

 Voting Rights

   Each share of common stock is entitled to one vote. The common stock votes together as a single class on all matters presented for a vote of the stockholders, except as provided under the Delaware General Corporation Law.

 Dividends and Liquidation Rights

   Each share of common stock is entitled to receive dividends if, as and when declared by the board of directors out of funds legally available for that purpose, subject to approval of certain holders of preferred stock. In the event of our dissolution, after satisfaction of amounts payable to our creditors and distribution of any preferential amounts to the holders of outstanding preferred stock, if any, holders of common stock are entitled to share ratably in the assets available for distribution to the stockholders.

 Other Provisions

   There are no preemptive rights to subscribe for any additional securities which we may issue, and there are no redemption provisions or sinking fund provisions applicable to the common stock. All outstanding shares of common stock are legally issued, fully paid and nonassessable.

Class A Common Stock

 Voting Rights

   Each share of Class A common stock is entitled to one vote for each such share on all matters presented to the stockholders, except the election of directors. The holders of the shares of Class A common stock vote, except as provided under the Delaware General Corporation Law, together with the holders of the common stock and any other class or series of our stock accorded such general voting rights, as a single class.

   Transmission Future Networks B.V., a subsidiary of France Telecom, currently has the right to elect two directors to our board of directors; however, if FT's ownership interest in us falls below 10%, so long as FT's ownership interest is at least 5%, holders of Class A common stock voting as a separate class have the right to elect one director.

   The holders of Class A common stock, subject to limitations, have a veto over certain significant corporate actions we may take.

 Convertibility

   Each share of Class A common stock is convertible, at the option of its record holder, into one share of common stock at any time.

   In the event of any transfer of any share of Class A common stock to any person other than an Affiliate (as defined in Rule 12b-2 of the Exchange Act) of the transferor, such share of Class A common stock automatically converts, without any further action, into one share of common stock. However, a holder of shares of Class A common stock may pledge its shares to a lender under a bona fide pledge of such shares of Class A common stock as collateral security for any indebtedness or other obligation of any person due to the pledgee or its nominee.

   Further, each share of Class A common stock automatically converts into one share of common stock on the first date on which the ownership interest of FT in us is less than 5%.

 Dividends and Liquidation Rights

   Holders of shares of Class A common stock are entitled to the same dividends and liquidation rights as holders of shares of common stock.

 Other Provisions

   Under the governance agreement, so long as TdF remains qualified under the governance agreement, TdF has anti-dilutive rights in connection with maintaining a certain percentage of voting power in us and, accordingly, we may not, subject to certain exceptions relating primarily to compensation of directors and employees, issue, sell or transfer additional securities, unless TdF is offered the right to purchase, at the same price, an amount such that it would maintain such percentage of voting power in us.

Preferred Stock

   Under our certificate of incorporation, we may issue up to 10,000,000 shares of preferred stock in one or more series. Our board of directors after honoring any rights TdF may have under the governance agreement, has the authority, without any vote or action by the stockholders, to create one or more series of preferred stock up to the limit of our authorized but unissued shares of preferred stock and to fix their designations, preferences, rights, qualifications, limitations and restrictions, including the voting rights, dividend rights, dividend rate, conversion rights, terms of redemption (including sinking fund provisions), redemption price or prices, liquidation preferences and the number of shares constituting any series.

12 3/4% Exchangeable Preferred Stock due 2010

   Each share of exchangeable preferred stock has a liquidation preference of $1,000 per share and is exchangeable, at our option, in whole but not in part, for our exchange debentures.

 Voting Rights

   The shares of exchangeable preferred stock have no voting rights, except as required by law and as specified in the certificate of designations. If we fail to meet our obligations under the certificate of designations, the holders of the exchangeable preferred stock will be entitled to elect two additional members to the board of directors.

 Dividends

   Dividends are paid on each March 15, June 15, September 15 and December 15, at an annual fixed rate of 12 3/4%. On or before December 15, 2003, we have the option to pay dividends in cash or in additional fully paid and non-assessable shares of exchangeable preferred stock having an aggregate liquidation preference equal to the amount of such dividends. After December 15, 2003, dividends will be paid only in cash.

 Mandatory Redemption

   We are required to redeem all of the shares of exchangeable preferred stock outstanding on December 15, 2010 at a redemption price equal to 100% of the liquidation preference of such shares, plus accumulated and unpaid dividends to the date of redemption.

 Optional Redemption

   On or after December 15, 2003, we may redeem some or all of the shares of exchangeable preferred stock at any time at certain specified redemption prices. In addition, before December 15, 2001, we may redeem up to 35% of the exchangeable preferred stock with the proceeds of public equity offerings or strategic equity investments at a redemption price equal to 112.750% of the liquidation preference of the exchangeable preferred stock, together with accumulated and unpaid dividends.

 Change of Control

   If we experience specific kinds of changes in control, we will be required to make an offer to purchase any and all shares of exchangeable preferred stock at a purchase price of 101% of the liquidation preference of such shares together with all accumulated and unpaid dividends.

 Certain Covenants

   We issued the exchangeable preferred stock under a certificate of designations that became part of our certificate of incorporation. The certificate of designations contains certain covenants that, among other things, limit our ability and the ability of our subsidiaries to borrow money; pay dividends on stock or purchase capital stock; make investments and sell assets or merge with or into other companies.

 Ranking

   The exchangeable preferred stock ranks (1) senior to all our other classes of capital stock established after the issue date of the exchangeable preferred stock that do not expressly provide that they rank on par with the exchangeable preferred stock as to dividends and distributions upon our liquidation, winding up and dissolution and (2) on par with any class of capital stock established after the date of issuance of the exchangeable preferred stock the terms of which provide that such class or series will rank on par with the exchangeable preferred stock as to dividends and distributions upon our liquidation, winding up and dissolution.

8 1/4% Cumulative Convertible Redeemable Preferred Stock

   On November 19, 1999, we privately placed 200,000 shares of series A convertible preferred stock with a wholly owned subsidiary of GE Capital ("GE"). Each share of series A convertible preferred stock automatically converts into one share of series B convertible preferred stock upon a sale or other transfer of such share to a party other than an affiliate of GE. Each share of convertible preferred stock has a liquidation preference of $1,000 and is convertible, at the option of the holder, in whole or in part, into shares of our common stock.

 Voting Rights

   Holders of series A convertible preferred stock are entitled to vote on all matters voted on by holders of common stock, voting together as a single class with the other holders of common stock, on all matters submitted for a shareholder vote. Each share of series A convertible preferred stock has voting rights equal to the number of votes that could be cast by the holder of the number of shares of common stock into which each share of series A convertible preferred stock is convertible on the record date of such vote.

   The shares of series B convertible preferred stock have no voting rights, except as required by law and as specified in the certificate of designations if certain events occur or fail to occur.

 Convertibility

   The shares of convertible preferred stock are convertible, at the option of the holder, into shares of our common stock at a conversion price of $26.875 per share of common stock.

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

 Dividends

   Dividends are paid on each March 15, June 15, September 15 and December 15, at an annual fixed rate of 8 1/4%. Dividends on the convertible preferred stock can be paid at our option in cash, common stock or any combination of cash and common stock. Holders of the 8 1/4% convertible preferred stock will also be eligible to receive additional dividends up to an amount of $1,000,000 per year, if certain events occur or fail to occur.

 Mandatory Redemption

   We are required to redeem all of the shares of convertible preferred stock outstanding on March 31, 2012 at a redemption price equal to 100% of the liquidation preference of such shares, plus accumulated and unpaid dividends to the date of redemption.

 Optional Redemption

   On or after October 1, 2002, we may redeem some or all of the shares of convertible preferred stock at any time at certain specified redemption prices.

 Change of Control

   Upon the occurrence of specified change of control events, the holders of the convertible preferred stock, if the current market price of our common stock as of the date of such change of control is less than the conversion price, have a one time option, exercisable at any time within ninety days following such change of control event, to convert all of their outstanding shares of convertible preferred stock into shares of our common stock at an adjusted conversion price per share equal to the greater of (1) the last reported sale price for one share of common stock in an arm's length transaction as of the date of such change of control and (2) $12.96. We may, at our option and in lieu of issuing the shares of common stock issuable upon a change of control event as described above, make a cash payment to holders of convertible preferred stock equal to the current market price of such common stock otherwise issuable.

 Certain Covenants

   We issued the exchangeable preferred stock under a certificate of designations that became part of our certificate of incorporation. The certificate of designations contains certain covenants that, among other things, limit our ability and the ability of our subsidiaries to pay dividends on stock or sell assets or merge with or into other companies.

 Ranking

   The convertible preferred stock, with respect to dividends and distributions upon our liquidation, dissolution or winding-up, ranks (1) senior to our common stock and all other classes of our capital stock authorized and issued after the issue date of the convertible preferred stock that do not expressly state that they rank on par with or senior to the convertible preferred stock with respect to dividends and distributions upon our liquidation, dissolution or winding-up,
(2) on par with all other classes of our capital stock authorized and issued after the issue date of the convertible preferred stock that expressly provide that such class or series will rank on par with the convertible preferred stock with respect to dividends and distributions upon our liquidation, dissolution or winding-up, and (3) junior to (A) the senior exchangeable preferred stock, (B) up to an aggregate of $200.0 million in any class of capital stock authorized and issued after the issue date of the convertible preferred stock to replace the senior exchangeable preferred stock and (C) up to an aggregate of $400.0 million in any other class of senior stock authorized and issued after the issue date of the convertible preferred stock.

Senior Preferred Warrants

   In connection with the offering of a series of senior convertible preferred stock in August 1997 and October 1997, we issued warrants to purchase an aggregate of 1,314,990 shares of common stock, of which 835,990 remained outstanding as of May 1, 2000, at an exercise price of $7.50 per share. In connection with the offering of the cumulative convertible preferred stock in November 1999, we issued warrants to purchase an aggregate of 1,000,000 shares of our common stock at an exercise price of $26.875 per share.

Certificate of Incorporation and By-laws

   Stockholders' rights and related matters are governed by the Delaware General Corporation Law, and our certificate of incorporation and the by-laws. Certain provisions of our certificate of incorporation and by-laws, which are summarized below, may have the effect, either alone or in combination with each other, of discouraging or making more difficult a tender offer or takeover attempt that is opposed by our board of directors but that a stockholder might consider to be in its best interest. Such provisions may also adversely affect prevailing market prices for the common stock. We believe that such provisions are necessary to enable us to develop our business in a manner that will foster our long-term growth without disruption caused by the threat of a takeover not deemed by our board of directors to be in our best interests and those of our stockholders.

 Classified Board of Directors and Related Provisions

   Our certificate of incorporation provides that our directors, other than those directors who may be elected by holders of any series of preferred stock or holders of the Class A common stock, initially are divided into three classes of directors, consisting of three, three and four directors. One class of directors, initially consisting of three directors, was elected for a term expiring at the annual meeting of stockholders to be held on May 24, 2000, another class initially consisting of four directors was elected for a term expiring at the annual meeting of stockholders to be held in 2001, and another class initially consisting of four directors was elected for a term expiring at the annual meeting of stockholders in 2002. The classified board provisions will prevent a party who acquires control of a majority of our outstanding voting stock from obtaining control of our board of directors until the second annual stockholders meeting following the date such party obtains the controlling interest. Voting stock is defined in our certificate of incorporation as the outstanding shares of our capital stock entitled to vote in a general vote of our stockholders as a single class with shares of common stock, which shares of capital stock include the shares of Class A common stock and shares of our 8 1/4% cummulative convertible redeemable preferred stock.

 No Stockholder Action by Written Consent; Special Meeting

   The certificate of incorporation prohibits stockholders from taking action by written consent in lieu of an annual or special meeting, except relating to holders of Class A common stock on matters on which they are entitled to vote and, thus, stockholders may only take action at an annual or special meeting called in accordance with our by-laws. The by-laws provide that special meetings of stockholders may only be called by our secretary at the direction of our board of directors under a resolution adopted by the board.

   These provisions could have the effect of delaying consideration of a stockholder proposal until the next annual meeting. The provisions would also prevent the holders of a majority of the voting power of our capital stock entitled to vote from unilaterally using the written consent procedure to take stockholder action.

 Advance Notice Requirements for Stockholder Proposals and Director Nominations

   Our by-laws establish advance notice procedures for stockholder proposals and the nomination, other than by or at the direction of the board of directors, of candidates for election as directors. These procedures provide that the notice of stockholder proposals and stockholder nominations for the election of directors at an annual meeting must be in writing and received by our secretary at least 90 days but not more than 120 days prior to the first anniversary of our preceding year's annual meeting. However, if the date of our annual meeting is more than 30 days earlier than, or more than 90 days later than, the anniversary date of our preceding year's annual meeting, notice by a stockholder will be considered timely if it is delivered not earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public disclosure of the date of the annual meeting was made. The notice of nominations for the election of directors must set forth certain information concerning the stockholder giving the notice and each nominee.

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

   By requiring advance notice of nominations by stockholders, these procedures will afford our board of directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board of directors, to inform stockholders about these qualifications. By requiring advance notice of other proposed business, these procedures will provide our board of directors with an opportunity to inform stockholders of any business proposed to be conducted at a meeting, together with any recommendations as to the board of directors' position on action to be taken on such business. This should allow stockholders to better decide whether to attend a meeting or to grant a proxy for the disposition of any such business.

 Dilution

   Our certificate of incorporation provides that our board of directors is authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders to purchase from us shares of stock or other securities of us or of any other corporation. Our board of directors is authorized to issue these rights even though the creation and issuance of these rights could have the effect of discouraging third parties from seeking, or impairing their right to seek, to:

     (1) acquire a significant portion of our outstanding securities;

     (2) engage in any transaction which might result in a change of control of the corporation; or

     (3) enter into any agreement, arrangement or understanding with another party to accomplish these transactions or for the purpose of acquiring, holding, voting or disposing of any of our securities.

 Amendments

   Our certificate of incorporation and by-laws provide that we may amend, alter, change or repeal any provision contained in our certificate of incorporation or a preferred stock designation. However, the affirmative vote of the holders of at least 80% of the voting power of the then outstanding voting stock, voting together as a single class, is required to amend, repeal or adopt any provision inconsistent with certain provisions our certificate of incorporation, including the provisions discussed above relating to the classification of our board of directors, prohibiting stockholder action by written consent, and prohibiting the calling of special meetings by stockholders.

   Our by-laws may be amended by either the holders of 80% of the voting power of the voting stock or by the majority of the board; but the board may alter, amend or repeal or adopt new by-laws in conflict with some of these provisions by a two-thirds vote of the entire board.

Rights Plan

 Rights

   Our board of directors has declared a dividend of one right for each outstanding share of common stock and each outstanding share of Class A common stock. Rights have been issued in connection with each outstanding share of common stock and Class A common stock; and rights will be issued in connection with common stock and Class A common stock issued subsequently until the distribution date, and, in certain circumstances, for common stock and Class A common stock issued after the distribution date referred to below. Each right, when it becomes exercisable as described below, will entitle the registered holder to purchase from us one one-thousandth of a share of Series A Participating Cumulative Preferred Stock at a price of $110.00 per one one-thousandth of a share, subject to adjustment in certain circumstances. The description and terms of the rights are set forth in a rights agreement between us and the rights agent named therein. The rights will not be exercisable until the distribution date and will expire on the tenth annual anniversary of the rights agreement, unless earlier redeemed by us. Until a right is exercised, the holder, as such, will have no rights as our stockholder, including the right to vote or to receive dividends.

 Distribution Date

   Under the rights agreement, the "distribution date" is the earlier of:

     (1) such time as we learn that a person or group, including any affiliate or associate of such person or group, has acquired, or has obtained the right to acquire, beneficial ownership of more than 15% of our outstanding voting securities (such person or group being an "acquiring person"), subject to the exceptions relating to FT, Bell South, Bell Atlantic, GTE and Berkshire Fund IV Investment Corp., Berkshire Investors LLC and Berkshire Partners LLC (collectively, the "Berkshire group"), unless provisions preventing accidental triggering of the distribution of the rights apply, and

     (2) the close of business on such date, if any, as may be designated by our board of directors following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer for more than 15% or more of the outstanding shares of voting securities.

   Neither FT nor any of its affiliates will otherwise be considered an acquiring person if:

     (a) during the first five years following the adoption of the rights agreement, FT's aggregate ownership interest does not exceed 25%, or 30% if the board so elects, of the outstanding voting securities or

     (b) thereafter, FT's aggregate ownership interest does not exceed the lesser of:

       (1) 25% or 30%, as applicable, of the voting securities then outstanding and

       (2) the greater of aggregate interest as of the fifth anniversary of the rights agreement and 15% of the then outstanding voting securities.

   Each member of the Berkshire group will not otherwise be deemed an acquiring person if the aggregate ownership interest of the Berkshire group does not exceed the greater of:

     (a) the aggregate ownership interest of the Berkshire group upon the execution of the rights agreement, reduced by an amount equal to any disposition of voting securities following the date the rights agreement is executed and

     (b) 15% of the outstanding voting securities.

 Triggering Event and Effect of Triggering Event

   When there is an acquiring person, the rights will entitle each holder, other than such acquiring person, of a right to purchase, at the purchase price, that number of one one-thousandths of a preferred share equivalent to the number of shares of common stock that at the time of such event would have a market value of twice the purchase price.

   If we are acquired in a merger or other business combination by an acquiring person or an affiliate or associate of an acquiring person that is a publicly traded corporation, or if 50% or more of our assets or assets representing 50% or more of our revenues or cash flow are sold, leased, exchanged or otherwise transferred to an acquiring person or an affiliate or associate of an acquiring person that is a publicly traded corporation, each right will entitle its holder, other than rights beneficially owned by such acquiring person, to purchase, for the purchase price, that number of common shares of such corporation which at the time of the transaction would have a market value or, in some cases, book value of twice the purchase price. If we are acquired in a merger or other business combination by an acquiring person or an affiliate or associate of an acquiring person that is not a publicly traded entity, or if 50% or more of our assets or assets representing 50% or more of our revenues or cash flow are sold, leased, exchanged or otherwise transferred to an acquiring person or affiliate or associate of an acquiring person that is not a publicly traded entity, each right will entitle its holder to purchase for the purchase price, at such holder's option:

     (1) that number of shares of the surviving corporation, which could be us, in the transaction with such entity, which at the time of the transaction would have a book value of twice the purchase price,

     (2) that number of shares of the ultimate parent of or entity controlling such surviving corporation which at the time of the transaction would have a book value of twice the purchase price or

     (3) if such entity has an affiliate which has publicly traded common shares, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the purchase price.

   Any rights that are at any time beneficially owned by an acquiring person, or any affiliate or associate of an acquiring person, will be null and void and nontransferable, and any holder of any such right will be unable to exercise or transfer any such right.

 Redemption

   At any time prior to the earlier of (1) such time as a person or group becomes an acquiring person and (2) the expiration date, our board of directors may redeem the rights in whole, but not in part, at a price, in cash or common stock or other securities of ours deemed by our board of directors to be at least equivalent in value, of $.01 per right, which amount shall be subject to adjustment as provided in the rights agreement. Immediately upon the action of our board of directors ordering the redemption of the rights, and without any further action and without any notice, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

   In addition, at any time after there is an acquiring person, our board of directors may elect to exchange each right for consideration per right consisting of one-half of the securities that would be issuable at such time upon exercise of one right under the terms of the rights agreement.

 Amendment

   At any time prior to the distribution date, we may, without the approval of any holder of any rights, supplement or amend any provision of the rights agreement, including the date on which the expiration date or distribution date shall occur, the definition of acquiring person, the time during which the rights may be redeemed or the terms of the preferred shares, except that no supplement or amendment shall be made which reduces the redemption price other than under certain adjustments therein.

 Certain Effects of the Rights Plan

   The rights plan is designed to protect our stockholders in the event of unsolicited offers to acquire us and other coercive takeover tactics which, in the opinion of our board of directors, could impair its ability to represent stockholder interests. The provisions of the rights plan may render an unsolicited takeover of us more difficult or less likely to occur or might prevent such a takeover, even though such takeover may offer our stockholders the opportunity to sell their stock at a price above the prevailing market rate and may be favored by a majority of our stockholders.

Section 203 of the Delaware General Corporation Law

   Section 203 of the Delaware General Corporation Law prohibits certain transactions between a Delaware corporation and an "interested stockholder", which is defined as a person who, together with any affiliates and/or associates of such person, beneficially owns, directly or indirectly, 15% or more of the outstanding voting shares of a Delaware corporation. This provision prohibits certain business combinations between an interested stockholder and a corporation for a period of three years after the date the interested stockholder acquired its stock, unless:

     (1) the business combination is approved by the corporation's board of directors prior to the date the interested stockholder acquired shares;

     (2) the interested stockholder acquired at least 85% of the voting stock of the corporation in the transaction in which it became an interested stockholder; or

     (3) the business combination is approved by a majority of the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock owned by disinterested stockholders at an annual or special meeting.

   A business combination is defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate value of 10% or more of the consolidated assets of the corporation, and certain transactions that would increase the interested stockholder's proportionate share ownership in the corporation. A Delaware corporation, under a provision in its certificate of incorporation or by-laws, may elect not to be governed by Section 203 of the Delaware General Corporation Law. We are subject to the restrictions imposed by
Section 203.

   Under certain circumstances, Section 203 makes it more difficult for a person who could be an "interested stockholder" to effect various business combinations with a corporation for a three-year period. It is anticipated that the provisions of Section 203 of the Delaware General Corporation Law may encourage companies interested in acquiring us to negotiate in advance with the board of directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approves, prior to the date on which a stockholder becomes an interested stockholder, either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

Limitations of Directors' Liability

   Our certificate of incorporation provides that none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director except for liability:

     (1) for any breach of the director's duty of loyalty to us or our stockholders,

     (2) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

     (3) under Section 174 of the Delaware General Corporation Law, or

     (4) for any transaction from which the director derived an improper personal benefit.

   The effect of these provisions will be to eliminate our rights and the rights of our stockholders (through stockholders' derivatives suits on behalf of us) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from grossly negligent behavior), except in the situations described above. These provisions will not limit the liability of directors under federal securities laws and will not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his duty of care.

Transfer Agent

   The Transfer Agent and Registrar for the common stock is ChaseMellon Shareholder Services, L.L.C.

                              SELLING STOCKHOLDER

   The selling stockholder is France Telecom and its affiliates. As of May 18, 2000, FT owns 25,212,396 shares of our common stock, including 11,340,000 shares of Class A Common Stock. FT also owns 17,443,500 shares of capital stock of CCUK, exchangeable into the equivalent number of shares of CCIC Class A Common Stock (which is convertible into 17,443,500 shares of Common Stock). The prospectus supplement for any offering of the common stock by the selling stockholder will include the following information:

  --the number of shares then held by the selling stockholder;

  --the percentage of the common stock then held by the selling stockholder;
   and

  --the number of shares of the common stock offered by the selling stockholder.

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

                              PLAN OF DISTRIBUTION

   The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices (which may be changed from time to time), at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. Each prospectus supplement will describe the method of distribution of the securities offered therein.

   Our company and the selling stockholder may sell securities directly, through agents designated from time to time, through underwriting syndicates led by one or more managing underwriters or through one or more underwriters acting alone. The selling stockholder may also distribute securities through one or more special purpose trusts, which will enter into forward purchase arrangements with the selling stockholder and distribute their own securities. Each prospectus supplement will describe the terms of the securities to which such prospectus supplement relates and the number of shares of common stock to be sold by the selling stockholder, the name or names of any underwriters or agents with whom we or the selling stockholder, or both, have entered into arrangements with respect to the sale of such securities, the public offering or purchase price of such securities and the net proceeds we or the selling stockholder will receive from such sale. In addition, each prospectus supplement will describe any underwriting discounts and other items constituting underwriters' compensation, any discounts and commissions allowed or paid to dealers, if any, any commissions allowed or paid to agents, and the securities exchange or exchanges, if any, on which such securities will be listed. Dealer trading may take place in certain of the securities, including securities not listed on any securities exchange.

   If so indicated in the applicable prospectus supplement, we or the selling stockholder, or both, will authorize underwriters or agents to solicit offers by certain institutions to purchase securities from us or the selling stockholder or both, pursuant to delayed delivery contracts providing for payment and delivery at a future date. Institutions with which such contracts may be made include, among others:

  --commercial and savings banks;

  --insurance companies;

  --pension funds;

  --investment companies;

  --educational and charitable institutions.

In all cases, such institutions must be approved by us or the selling stockholder, or both. Unless otherwise set forth in the applicable prospectus supplement, the obligations of any purchaser under any such contract will not be subject to any conditions except that (i) the purchase of the securities will not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject and (ii) if the securities are also being sold to underwriters acting as principals for their own account, the underwriters will have purchased such securities not sold for delayed delivery. The underwriters and such other persons will not have any responsibility in respect of the validity or performance of such contracts.

   The selling stockholder, or any underwriter or agent participating in the distribution of the securities may be deemed to be an underwriter, as that term is defined in the Securities Act, of the securities so offered and sold and any discounts or commissions received by them, and any profit realized by them on the same or resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act.

   Certain of any such underwriters and agents, including their associates, may be customers of, engage in transactions with and perform services for us and our subsidiaries in the ordinary course of business. One or more of our affiliates may from time to time act as an agent or underwriter in connection with the sale of the securities to the extent permitted by applicable law. The participation of any such affiliate in the offer and sale of the securities will comply with Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding the offer and sale of securities of an affiliate.


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

   Except as indicated in the applicable prospectus supplement, the securities are not expected to be listed on a securities exchange, except for the common stock, which is listed on The Nasdaq Stock Market's National Market, and any underwriters or dealers will not be obligated to make a market in securities. We cannot predict the activity or liquidity of any trading in the securities.

                             VALIDITY OF SECURITIES

   The validity of the securities offered hereby will be passed upon for us by Cravath, Swaine & Moore, New York, New York and for the underwriters or agents, if any, by Latham & Watkins, New York, New York.

                                    EXPERTS

   Our consolidated financial statements at December 31, 1998 and 1999, and for each of the three years in the period ended December 31, 1999 have been incorporated by reference in this prospectus in reliance upon the report of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

   The following table sets forth the various expenses in connection with the sale and distribution of the securities being registered, other than the underwriting discounts and commissions. All amounts shown are estimates except for the SEC registration fee.

     SEC registration fee............................................... $258,806
     Printing and engraving expenses....................................   50,000
     Legal fees and expenses............................................  200,000
     Accounting fees and expenses.......................................    5,000
     Miscellaneous......................................................   86,194
                                                                         --------
       Total............................................................ $600,000
                                                                         ========

Item 15. Indemnification of Directors and Officers

   Section 145 of the General Corporation Law of the State of Delaware ("DGCL") provides that a corporation has the power to indemnify any director or officer, or former director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) against the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action by reason of being or having been directors or officers, if such person shall have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, provided that such person had no reasonable cause to believe his conduct was unlawful, except that, if such action shall be in the right of the corporation, no such indemnification shall be provided as to any claim, issue or matter as to which such person shall have been judged to have been liable to the corporation unless and to the extent that the Court of Chancery of the State of Delaware (the "Court of Chancery"), or any court in which such suit or action was brought, shall determine upon application that, in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

   Accordingly, the Restated Certificate of Incorporation of the Company (Exhibit 3.1) provides that the Company shall, to the maximum extent permitted under the DGCL, indemnify each person who is or was a director or officer of the Company. The Company may, by action of the Board of Directors, indemnify other employees and agents of the Company, directors, officers, employees or agents of a subsidiary, and each person serving as a director, officer, partner, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, at the request of the Company, with the same scope and effect as the indemnification of directors and officers of the Company. However, the Company shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by the Restated Certificate of Incorporation or otherwise by the Company. The Company may also enter into one or more agreements with any person which provide for indemnification greater or different than that provided in the Restated Certificate of Incorporation.

   Furthermore, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the Company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, or (4) for any transaction from which the director derived an improper personal benefit.

   The Company's By-laws provide that each person who was or is made a party or is threatened to be made a party to or is involved in any manner in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Company or, while a director or officer of the Company, a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified and held harmless by the Company to the fullest extent permitted by the DGCL. Such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Company shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors or is a Proceeding to enforce such person's claim to indemnification pursuant to the rights granted by the Company's By-laws. The Company shall pay the expenses incurred by any person described in the first two sentences of this paragraph in defending any such Proceeding in advance of its final disposition upon, to the extent such an undertaking is required by applicable law, receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in the Company's By-laws or otherwise.

   The Company's By-laws further provide that the indemnification and the advancement of expenses incurred in defending a Proceeding prior to its final disposition provided by, or granted pursuant to, the Company's By-laws shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, other provision of the Company's By-laws or otherwise. The Company may also maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, partner, member, employee or agent of the Company or a subsidiary or of another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.

   The Company's By-laws further provide that the Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Company the expenses incurred in defending any Proceeding in advance of its final disposition, to any person who is or was an employee or agent (other than a director or officer) of the Company or a subsidiary thereof and to any person who is or was serving at the request of the Company or a subsidiary thereof as a director, officer, partner, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Company or a subsidiary thereof, to the fullest extent of the provisions of the Company's By-laws with respect to the indemnification and advancement of expenses of directors and officers of the Company.

Item 16. Exhibits

  Exhibit
    No.                        Description of Exhibit
  -------                      ----------------------
      @1.1 Form of Underwriting Agreement

     ##2.1 Share Exchange Agreement among Castle Transmission Services
           (Holdings) Ltd., Crown Castle International Corp.,
           TeleDiffusion de France International S.A., Digital Future
           Investments B.V. and certain shareholders of Castle
           Transmission Services (Holdings) Ltd. dated as of April 24,
           1998
      *2.2 Formation Agreement, dated December 8, 1998, relating to the formation of Crown Atlantic Company LLC, Crown Atlantic
           Holding Sub LLC, and Crown Atlantic Holding Company LLC

     **2.3 Amendment Number 1 to Formation Agreement, dated March 31, 1999, among Crown Castle International Corp., Cellco Partnership, doing business as Bell Atlantic Mobile, certain Transferring Partnerships and CCA Investment Corp.

     **2.4 Crown Atlantic Company LLC Operating Agreement entered into as of
           March 31, 1999 by and between Cellco Partnership, doing business as Bell Atlantic Mobile, and Crown Atlantic Holding
           Sub LLC

    ***2.5 Agreement to Sublease dated June 1, 1999 by and among BellSouth
           Mobility Inc., BellSouth Telecommunications Inc., The Transferring
           Entities, Crown Castle International Corp.
           and Crown Castle South Inc.

    ***2.6 Sublease dated June 1, 1999 by and among BellSouth Mobility Inc.,
           Certain BMI Affiliates, Crown Castle International Corp.
           and Crown Castle South Inc.

     ++2.7 Agreement to Sublease dated August 1, 1999 by and among
           BellSouth Personal Communications, Inc., BellSouth Carolinas
           PCS, L.P., Crown Castle International Corp. and Crown Castle
           South Inc.

     ++2.8 Sublease dated August 1, 1999 by and among BellSouth Personal
           Communications, Inc., BellSouth Carolinas PCS, L.P., Crown
           Castle International Corp. and Crown Castle South Inc.

  *****2.9 Formation Agreement dated November 7, 1999 relating to the formation of Crown Castle GT Company LLC, Crown Castle GT Holding Sub LLC, and
           Crown Castle GT Holding Company LLC

 *****2.10 Letter Agreement dated November 7, 1999 between GTE Wireless
           Incorporated and Crown Castle International Corp.

    ++2.11 Operating Agreement, dated January 31, 2000, by and between
           Crown Castle GT Corp. and affiliates of GTE Wireless
           Incorporated

    ###3.1 Restated Certificate of Incorporation of Crown Castle
           International Corp., dated August 21, 1998

    ###3.2 Amended and Restated By-laws of Crown Castle International
           Corp., dated August 21, 1998

    ###3.3 Certificate of Designations, Preferences and Relative, Participating,
           Optional and other Special Rights of Preferred Stock and
           Qualifications, Limitations and Restrictions thereof of 12 3/4%
           Senior Exchangeable Preferred Stock Due 2010 and 12 3/4% Series B
           Senior Exchangeable Preferred Stock Due 2010 of Crown Castle
           International Corp. filed with the Secretary of State of the State of Delaware on December 18, 1998
 ******3.4 Certificate of Designations, Preferences and Relative, Participating,
           Optional and Other Special Rights of Preferred Stock and
           Qualifications, Limitations and Restrictions thereof of Series A and
           Series B Cumulative Convertible Redeemable Preferred Stock of Crown
           Castle International Corp. filed with the Secretary of State of the State of Delaware on November 19, 1999
      #4.1 Trust Deed related to (Pounds)125,000,000 9% Guaranteed Bonds
           Due 2007 among Castle Transmission (Finance) PLC, as Issuer,
           Castle Transmission International Ltd. and Castle Transmission
           Services (Holdings) Ltd., as Guarantors, and The Law Debenture
           Trust Corporation p.l.c., as Trustee, dated May 21, 1997

  Exhibit
    No.                            Description of Exhibit
  -------                          ----------------------
       #4.2 First Supplemental Trust Deed related to (Pounds)125,000,000 9%
            Guaranteed Bonds Due 2007 among Castle Transmission (Finance) PLC, as Issuer, Castle Transmission International Ltd. and Castle
            Transmission Services (Holdings) Ltd., as Guarantors, and The Law
            Debenture Trust Corporation p.l.c., as Trustee, dated October 17,
            1997

       #4.3 Indenture, dated as of November 25, 1997, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 10 5/8% Senior Discount Notes Due 2007
            (including exhibits)

       #4.4 Article Fourth of Certificate of Incorporation of Castle Tower
            Holding Corp. (included in Exhibit 3.1)

      ##4.5 Specimen Certificate of Common Stock

     ###4.6 Indenture, dated as of December 21, 1998, between Crown Castle
            International Corp. and the United States Trust Company of New York, as Trustee, relating to the 12 3/4% Senior Subordinated Exchange
            Debentures Due 2010 (including exhibits)
    ####4.7 Indenture, dated as of May 17, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 9% Senior Notes Due 2011 (including exhibits)

    ####4.8 Indenture, dated as of May 17, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 10 3/8% Senior Discount Notes Due 2011
            (including exhibits)

     ***4.9 Registration Rights Agreement dated June 1, 1999 between BellSouth
            Mobility Inc. and Crown Castle International Corp.
   ####4.10 Indenture, dated as of August 3, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 9 1/2% Senior Notes Due 2011 (including exhibits)

   ####4.11 Indenture, dated as of August 3, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 11 1/4% Senior Discount Notes Due 2011
            (including exhibits)

 ******4.12 Deposit Agreement among Crown Castle International Corp. and the
            United States Trust Company of New York dated November 19, 1999

 ******4.13 Registration Rights Agreement among Crown Castle International
            Corp., the United States Trust Company of New York and SFG-P INC.
            dated November 19, 1999

 ******4.14 Warrant Agreement between Crown Castle International Corp. and the
            United States Trust Company of New York dated November 19, 1999

        5.1 Opinion of Cravath, Swaine & Moore

     ##10.1 Site Sharing Agreement between National Transcommunications Limited and The British Broadcasting Corporation dated September 10, 1991

     ##10.2 Transmission Agreement between The British Broadcasting Corporation and Castle Transmission Services Limited dated February 27, 1997

      #10.3 Services Agreement between Castle Transmission International Ltd.
            (formerly known as Castle Transmission Services Ltd.) and Castle
            Tower Holding Corp. dated February 28, 1997

     ##10.4 Agreement for the Provision of Digital Terrestrial Television
            Distribution and Transmission Services between British Digital
            Broadcasting plc and Castle Transmission International Ltd. dated
            December 18, 1997

     ##10.5 Digital Terrestrial Television Transmission Agreement between The
            British Broadcasting Corporation and Castle Transmission
            International Ltd. dated February 10, 1998

     ##10.6 Contract between British Telecommunications PLC and Castle
            Transmission International Inc. for the Provision of Digital
            Terrestrial Television Network Distribution Service dated May 13,
            1998

  Exhibit
    No.                           Description of Exhibit
  -------                         ----------------------
    ##10.7 Amending Agreement between the British Broadcasting Corporation and
           Castle Transmission International Limited dated July 16, 1998

    ##10.8 Commitment Agreement between the British Broadcasting Corporation,
           Castle Tower Holding Corp., TeleDiffusion de France International
           S.A. and TeleDiffusion de France S.A.

   ###10.9 Amended and Restated Services Agreement between Castle Transmission
           International Limited and TeleDiffusion de France S.A. dated August
           1998

   **10.10 Global Lease Agreement dated March 31, 1999 between Crown Atlantic
           Company LLC and Cellco Partnership, doing business as Bell Atlantic
           Mobile

   **10.11 Master Build to Suit Agreement dated March 31, 1999 between Cellco
           Partnership, doing business as BellAtlantic Mobile, and Crown
           Atlantic Company LLC

  ***10.12 Agreement to Build to Suit dated June 1, 1999 by and among BellSouth
           Mobility Inc., Crown Castle International Corp. and Crown Castle
           South Inc.

    #10.13 Castle Tower Holding Corp. 1995 Stock Option Plan (Third
           Restatement)

   ##10.14 Crown Castle International Corp. 1995 Stock Option Plan (Fourth
           Restatement)

   ##10.15 Castle Transmission Services (Holdings) Ltd. All Employee Share
           Option Scheme dated as of January 23, 1998

   ##10.16 Rules of the Castle Transmission Services (Holdings) Ltd. Bonus
           Share Plan

  ###10.17 Employee Benefit Trust between Castle Transmission Services
           (Holdings) Ltd. and Castle Transmission (Trustees) Limited

   ##10.18 Castle Transmission Services (Holdings) Ltd. Unapproved Share Option
           Scheme dated as of January 23, 1998

   ##10.19 Deed of Grant of Option between Castle Transmission Series
           (Holdings) Ltd. and George Reese dated January 23, 1998

   ##10.20 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and David Ivy dated January 23, 1998

   ##10.21 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and David Ivy dated April 23, 1998

   ##10.22 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and Ted B. Miller, Jr., dated April 23, 1998

   ##10.23 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and Ted B. Miller, Jr., dated January 23, 1998

   ##10.24 Agreement among Castle Transmission Services (Holdings) Ltd., Digital
           Future Investments B.V., Berkshire Partners LLC and certain shareholders of Castle Transmission Services (Holdings) Ltd. for the sale and purchase of certain shares of Castle Transmission Services
           (Holdings) Ltd., for the amendment of the Shareholders Agreement in respect of Castle Transmission Services (Holdings) Ltd. and for the granting of certain options dated April 24, 1998
  ###10.25 Governance Agreement among Crown Castle International Corp.,
           TeleDiffusion de France International S.A. and Digital Future
           Investments B.V., dated as of August 21, 1998

 ****10.26 Supplemental Agreement to the Governance Agreement among Crown
           Castle International Corp., TeleDiffusion de France International
           S.A., Digital Future Investments B.V., dated May 17, 1999

  ###10.27 Form of Severance Agreement entered into between Crown Castle
           International Corp. and Ted Miller, George Reese, John Gwyn, Charles
           Green, Alan Rees, Blake Hawk and David Ivy

  ###10.28 Shareholders Agreement among Crown Castle International Corp.,
           TeleDiffusion de France International S.A. and Castle Transmission
           Services (Holdings) Limited dated August 1998

  ###10.29 Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August 21, 1998 as amended by Amendment No. 1, dated as of the 12th day of November, 1998

 Exhibit
   No.                            Description of Exhibit
 --------                         ----------------------
   +10.30 Amendment Number Three, dated as of August 11, 1999, to the
          Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August
          21, 1998

   +10.31 Amendment Number Four, dated as of October 1, 1999, to the
          Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August
          21, 1998
 ###10.32 Rights Agreement dated as of August 21, 1998, between Crown Castle
          International Corp. and ChaseMellon Shareholder Services L.L.C.
  **10.33 Amendment No. 1 to Rights Agreement dated March 31, 1999, between
          Crown Castle International Corp. and ChaseMellon Shareholder Services
          L.L.C.
  **10.34 Loan Agreement dated as of March 31, 1999 by and among Crown Atlantic
          HoldCo Sub LLC, as the Borrower, Key Corporate Capital Inc., as Agent, and the Financial Institutions listed therein
  ++10.35 Amendment to Loan Amendment Agreement, dated June 18, 1999, by and among Castle Transmission International Ltd., Castle Transmission
          Services (Holdings) Ltd., Millennium Communications Limited and the various banks and lenders listed as parties hereto
  ++10.36 Credit Agreement dated as of March 15, 2000 among Crown Castle
          Operating Company, Crown Castle International Corp., The Chase
          Manhattan Bank, Credit Suisse First Boston Corporation, Key Corporate
          Capital Inc. and The Bank of Nova Scotia, as Agents, and the several
          Lenders which are parties thereto
  ++10.37 Amendment to Loan Amendment Agreement dated December 23, 1999 by and among Castle Transmission International, Ltd., Castle Transmission
          Services (Holdings) Ltd, Millennium Communications Limited and the various banks and lenders listed as parties thereto
 +++10.38 Term Loan Agreement, dated as of March 30, 2000 among Crown Castle
          International Corp., Chase Securities Inc., Goldman Sachs Credit
          Partners L.P., Syndicated Loan Funding Trust and the several Lenders which are parties thereto
    *23.1 Consent of KPMG LLP
     23.2 Consent of Cravath, Swaine & Moore (to be included in Exhibit 5.1)
  +++27.1 Financial Data Schedule

- --------

      * Previously Filed
      @ Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-3 previously filed by the Registrant (Registration No. 333-83395).
      # Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-43873).
     ## Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-1 previously filed by the Registrant (Registration No. 333-57283).
      * Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated December 9,
        1998.
     ** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated March 31, 1999.
    ### Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-71715).
    *** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated June 9, 1999.
   **** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated July 22, 1999.
      + Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-Q (Registration No. 0-24737) dated September 30,
        1999.
     ++ Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-K (Registration No. 000-24737) dated March 30,
        2000.
    +++ Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-Q (Registration No. 0-24737) dated March 31,
        2000.
   #### Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-87765).
  ***** Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated November 7,
        1999.
 ****** Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated November 19,
        1999.

Item 17. Undertakings

   The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

       (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

       (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

       (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

  provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for the purpose of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 (other than the provisions relating to insurance), or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 18th day of May, 2000.

                                          Crown Castle International Corp.,

                                                /s/ W. Benjamin Moreland
                                          by ________________________________
                                            Name: W. Benjamin Moreland
                                            Title: Senior Vice President,
                                            Chief Financial Officer and
                                    Treasurer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 18th day of May, 2000. Each person whose signature appears below hereby authorizes and appoints E. Blake Hawk and Donald J. Reid, Jr. and each of them, each of whom may act without joinder of the other, as his attorney-in-fact to sign on his behalf individually and in the capacity stated below all amendments and post effective amendments to this Registration Statement and any additional registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933 in respect of an offering contemplated by this Registration Statements that attorney-in-fact may deem necessary or appropriate.

                      Signature                                   Title
                      ---------                                   -----
               /s/ Ted B. Miller, Jr.            Chairman of the Board and Chief
     ___________________________________________  Executive Officer (Principal Executive
                 Ted B. Miller, Jr.               Officer)
                 /s/  John P. Kelly              President and Chief Operating Officer
     -------------------------------------------
                    John P. Kelly
              /s/ W. Benjamin Moreland           Senior Vice President, Chief
     ___________________________________________  Financial Officer and Treasurer
                W. Benjamin Moreland              (Principal Financial Officer)
              /s/ Wesley D. Cunningham           Senior Vice President, Chief Accounting
     ___________________________________________  Officer and Corporate Controller
                Wesley D. Cunningham              (Principal Accounting Officer)
                  /s/ David L. Ivy
     ___________________________________________ Vice Chairman--Global Mergers &
                    David L. Ivy                  Acquisitions and Director
             /s/ William D. Strittmatter         Director
     -------------------------------------------
               William D. Strittmatter

                      Signature
                      ---------                   Title
                 /s/ Carl Ferenbach              Director
     -------------------------------------------
                   Carl Ferenbach
                 /s/ Randall A. Hack             Director
     -------------------------------------------
                   Randall A. Hack
            /s/ Edward C. Hutcheson, Jr.         Director
     -------------------------------------------
              Edward C. Hutcheson, Jr.
                /s/ J. Landis Martin             Director
     -------------------------------------------
                  J. Landis Martin
               /s/ Robert F. McKenzie            Director
     -------------------------------------------
                 Robert F. McKenzie
                                                 Director
     -------------------------------------------
                William A. Murphy IV
                /s/ Jeffrey H. Schutz            Director
     -------------------------------------------
                  Jeffrey H. Schutz

                                 EXHIBITS INDEX

   The following exhibits are filed as a part of this Registration Statement.

  Exhibit
    No.                        Description of Exhibit
  -------                      ----------------------
      @1.1 Form of Underwriting Agreement

     ##2.1 Share Exchange Agreement among Castle Transmission Services
           (Holdings) Ltd., Crown Castle International Corp.,
           TeleDiffusion de France International S.A., Digital Future
           Investments B.V. and certain shareholders of Castle
           Transmission Services (Holdings) Ltd. dated as of April 24,
           1998
      *2.2 Formation Agreement, dated December 8, 1998, relating to the formation of Crown Atlantic Company LLC, Crown Atlantic
           Holding Sub LLC, and Crown Atlantic Holding Company LLC

     **2.3 Amendment Number 1 to Formation Agreement, dated March 31, 1999, among Crown Castle International Corp., Cellco Partnership, doing business as Bell Atlantic Mobile, certain Transferring Partnerships and CCA Investment Corp.

     **2.4 Crown Atlantic Company LLC Operating Agreement entered into as of
           March 31, 1999 by and between Cellco Partnership, doing business as Bell Atlantic Mobile, and Crown Atlantic Holding
           Sub LLC

    ***2.5 Agreement to Sublease dated June 1, 1999 by and among BellSouth
           Mobility Inc., BellSouth Telecommunications Inc., The Transferring
           Entities, Crown Castle International Corp.
           and Crown Castle South Inc.

    ***2.6 Sublease dated June 1, 1999 by and among BellSouth Mobility Inc.,
           Certain BMI Affiliates, Crown Castle International Corp.
           and Crown Castle South Inc.

     ++2.7 Agreement to Sublease dated August 1, 1999 by and among
           BellSouth Personal Communications, Inc., BellSouth Carolinas
           PCS, L.P., Crown Castle International Corp. and Crown Castle
           South Inc.

     ++2.8 Sublease dated August 1, 1999 by and among BellSouth Personal
           Communications, Inc., BellSouth Carolinas PCS, L.P., Crown
           Castle International Corp. and Crown Castle South Inc.

  *****2.9 Formation Agreement dated November 7, 1999 relating to the formation of Crown Castle GT Company LLC, Crown Castle GT Holding Sub LLC, and
           Crown Castle GT Holding Company LLC

 *****2.10 Letter Agreement dated November 7, 1999 between GTE Wireless
           Incorporated and Crown Castle International Corp.

    ++2.11 Operating Agreement, dated January 31, 2000, by and between
           Crown Castle GT Corp. and affiliates of GTE Wireless
           Incorporated

    ###3.1 Restated Certificate of Incorporation of Crown Castle
           International Corp., dated August 21, 1998

    ###3.2 Amended and Restated By-laws of Crown Castle International
           Corp., dated August 21, 1998

    ###3.3 Certificate of Designations, Preferences and Relative, Participating,
           Optional and other Special Rights of Preferred Stock and
           Qualifications, Limitations and Restrictions thereof of 12 3/4%
           Senior Exchangeable Preferred Stock Due 2010 and 12 3/4% Series B
           Senior Exchangeable Preferred Stock Due 2010 of Crown Castle
           International Corp. filed with the Secretary of State of the State of Delaware on December 18, 1998
 ******3.4 Certificate of Designations, Preferences and Relative, Participating,
           Optional and Other Special Rights of Preferred Stock and
           Qualifications, Limitations and Restrictions thereof of Series A and
           Series B Cumulative Convertible Redeemable Preferred Stock of Crown
           Castle International Corp. filed with the Secretary of State of the State of Delaware on November 19, 1999
      #4.1 Trust Deed related to (Pounds)125,000,000 9% Guaranteed Bonds
           Due 2007 among Castle Transmission (Finance) PLC, as Issuer,
           Castle Transmission International Ltd. and Castle Transmission
           Services (Holdings) Ltd., as Guarantors, and The Law Debenture
           Trust Corporation p.l.c., as Trustee, dated May 21, 1997

  Exhibit
    No.                            Description of Exhibit
  -------                          ----------------------
       #4.2 First Supplemental Trust Deed related to (Pounds)125,000,000 9%
            Guaranteed Bonds Due 2007 among Castle Transmission (Finance) PLC, as Issuer, Castle Transmission International Ltd. and Castle
            Transmission Services (Holdings) Ltd., as Guarantors, and The Law
            Debenture Trust Corporation p.l.c., as Trustee, dated October 17,
            1997

       #4.3 Indenture, dated as of November 25, 1997, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 10 5/8% Senior Discount Notes Due 2007
            (including exhibits)

       #4.4 Article Fourth of Certificate of Incorporation of Castle Tower
            Holding Corp. (included in Exhibit 3.1)

      ##4.5 Specimen Certificate of Common Stock

     ###4.6 Indenture, dated as of December 21, 1998, between Crown Castle
            International Corp. and the United States Trust Company of New York, as Trustee, relating to the 12 3/4% Senior Subordinated Exchange
            Debentures Due 2010 (including exhibits)
    ####4.7 Indenture, dated as of May 17, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 9% Senior Notes Due 2011 (including exhibits)

    ####4.8 Indenture, dated as of May 17, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 10 3/8% Senior Discount Notes Due 2011
            (including exhibits)

     ***4.9 Registration Rights Agreement dated June 1, 1999 between BellSouth
            Mobility Inc. and Crown Castle International Corp.
   ####4.10 Indenture, dated as of August 3, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 9 1/2% Senior Notes Due 2011 (including exhibits)

   ####4.11 Indenture, dated as of August 3, 1999, between Crown Castle
            International Corp. and United States Trust Company of New York, as
            Trustee, relating to the 11 1/4% Senior Discount Notes Due 2011
            (including exhibits)

 ******4.12 Deposit Agreement among Crown Castle International Corp. and the
            United States Trust Company of New York dated November 19, 1999

 ******4.13 Registration Rights Agreement among Crown Castle International
            Corp., the United States Trust Company of New York and SFG-P INC.
            dated November 19, 1999

 ******4.14 Warrant Agreement between Crown Castle International Corp. and the
            United States Trust Company of New York dated November 19, 1999

        5.1 Opinion of Cravath, Swaine & Moore

     ##10.1 Site Sharing Agreement between National Transcommunications Limited and The British Broadcasting Corporation dated September 10, 1991

     ##10.2 Transmission Agreement between The British Broadcasting Corporation and Castle Transmission Services Limited dated February 27, 1997

      #10.3 Services Agreement between Castle Transmission International Ltd.
            (formerly known as Castle Transmission Services Ltd.) and Castle
            Tower Holding Corp. dated February 28, 1997

     ##10.4 Agreement for the Provision of Digital Terrestrial Television
            Distribution and Transmission Services between British Digital
            Broadcasting plc and Castle Transmission International Ltd. dated
            December 18, 1997

     ##10.5 Digital Terrestrial Television Transmission Agreement between The
            British Broadcasting Corporation and Castle Transmission
            International Ltd. dated February 10, 1998

     ##10.6 Contract between British Telecommunications PLC and Castle
            Transmission International Inc. for the Provision of Digital
            Terrestrial Television Network Distribution Service dated May 13,
            1998

  Exhibit
    No.                           Description of Exhibit
  -------                         ----------------------
    ##10.7 Amending Agreement between the British Broadcasting Corporation and
           Castle Transmission International Limited dated July 16, 1998

    ##10.8 Commitment Agreement between the British Broadcasting Corporation,
           Castle Tower Holding Corp., TeleDiffusion de France International
           S.A. and TeleDiffusion de France S.A.

   ###10.9 Amended and Restated Services Agreement between Castle Transmission
           International Limited and TeleDiffusion de France S.A. dated August
           1998

   **10.10 Global Lease Agreement dated March 31, 1999 between Crown Atlantic
           Company LLC and Cellco Partnership, doing business as Bell Atlantic
           Mobile

   **10.11 Master Build to Suit Agreement dated March 31, 1999 between Cellco
           Partnership, doing business as BellAtlantic Mobile, and Crown
           Atlantic Company LLC

  ***10.12 Agreement to Build to Suit dated June 1, 1999 by and among BellSouth
           Mobility Inc., Crown Castle International Corp. and Crown Castle
           South Inc.

    #10.13 Castle Tower Holding Corp. 1995 Stock Option Plan (Third
           Restatement)

   ##10.14 Crown Castle International Corp. 1995 Stock Option Plan (Fourth
           Restatement)

   ##10.15 Castle Transmission Services (Holdings) Ltd. All Employee Share
           Option Scheme dated as of January 23, 1998

   ##10.16 Rules of the Castle Transmission Services (Holdings) Ltd. Bonus
           Share Plan

  ###10.17 Employee Benefit Trust between Castle Transmission Services
           (Holdings) Ltd. and Castle Transmission (Trustees) Limited

   ##10.18 Castle Transmission Services (Holdings) Ltd. Unapproved Share Option
           Scheme dated as of January 23, 1998

   ##10.19 Deed of Grant of Option between Castle Transmission Series
           (Holdings) Ltd. and George Reese dated January 23, 1998

   ##10.20 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and David Ivy dated January 23, 1998

   ##10.21 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and David Ivy dated April 23, 1998

   ##10.22 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and Ted B. Miller, Jr., dated April 23, 1998

   ##10.23 Deed of Grant of Option between Castle Transmission Services
           (Holdings) Ltd. and Ted B. Miller, Jr., dated January 23, 1998

   ##10.24 Agreement among Castle Transmission Services (Holdings) Ltd., Digital
           Future Investments B.V., Berkshire Partners LLC and certain shareholders of Castle Transmission Services (Holdings) Ltd. for the sale and purchase of certain shares of Castle Transmission Services
           (Holdings) Ltd., for the amendment of the Shareholders Agreement in respect of Castle Transmission Services (Holdings) Ltd. and for the granting of certain options dated April 24, 1998
  ###10.25 Governance Agreement among Crown Castle International Corp.,
           TeleDiffusion de France International S.A. and Digital Future
           Investments B.V., dated as of August 21, 1998

 ****10.26 Supplemental Agreement to the Governance Agreement among Crown
           Castle International Corp., TeleDiffusion de France International
           S.A., Digital Future Investments B.V., dated May 17, 1999

  ###10.27 Form of Severance Agreement entered into between Crown Castle
           International Corp. and Ted Miller, George Reese, John Gwyn, Charles
           Green, Alan Rees, Blake Hawk and David Ivy

  ###10.28 Shareholders Agreement among Crown Castle International Corp.,
           TeleDiffusion de France International S.A. and Castle Transmission
           Services (Holdings) Limited dated August 1998

  ###10.29 Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August 21, 1998 as amended by Amendment No. 1, dated as of the 12th day of November, 1998

 Exhibit
   No.                            Description of Exhibit
 --------                         ----------------------
   +10.30 Amendment Number Three, dated as of August 11, 1999, to the
          Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August
          21, 1998

   +10.31 Amendment Number Four, dated as of October 1, 1999, to the
          Stockholders Agreement between Crown Castle International Corp. and certain stockholders listed on Schedule 1 thereto, dated as of August
          21, 1998
 ###10.32 Rights Agreement dated as of August 21, 1998, between Crown Castle
          International Corp. and ChaseMellon Shareholder Services L.L.C.
  **10.33 Amendment No. 1 to Rights Agreement dated March 31, 1999, between
          Crown Castle International Corp. and ChaseMellon Shareholder Services
          L.L.C.
  **10.34 Loan Agreement dated as of March 31, 1999 by and among Crown Atlantic
          HoldCo Sub LLC, as the Borrower, Key Corporate Capital Inc., as Agent, and the Financial Institutions listed therein
  ++10.35 Amendment to Loan Amendment Agreement, dated June 18, 1999, by and among Castle Transmission International Ltd., Castle Transmission
          Services (Holdings) Ltd., Millennium Communications Limited and the various banks and lenders listed as parties hereto
  ++10.36 Credit Agreement dated as of March 15, 2000 among Crown Castle
          Operating Company, Crown Castle International Corp., The Chase
          Manhattan Bank, Credit Suisse First Boston Corporation, Key Corporate
          Capital Inc. and The Bank of Nova Scotia, as Agents, and the several
          Lenders which are parties thereto
  ++10.37 Amendment to Loan Amendment Agreement dated December 23, 1999 by and among Castle Transmission International, Ltd., Castle Transmission
          Services (Holdings) Ltd, Millennium Communications Limited and the various banks and lenders listed as parties thereto
 +++10.38 Term Loan Agreement, dated as of March 30, 2000 among Crown Castle
          International Corp., Chase Securities Inc., Goldman Sachs Credit
          Partners L.P., Syndicated Loan Funding Trust and the several Lenders which are parties thereto
    *23.1 Consent of KPMG LLP
     23.2 Consent of Cravath, Swaine & Moore (to be included in Exhibit 5.1)
  +++27.1 Financial Data Schedule

- --------

      * Previously filed
      @ Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-3 previously filed by the Registrant (Registration No. 333-83395).
      # Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-43873).
     ## Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-1 previously filed by the Registrant (Registration No. 333-57283).
      * Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated December 9,
        1998.
     ** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated March 31, 1999.
    ### Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-71715).
    *** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated June 9, 1999.
   **** Incorporated by reference to the exhibit previously filed by the
        Registrant on Form 8-K (Registration No. 0-24737) dated July 22, 1999.
      + Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-Q (Registration No. 0-24737) dated September 30,
        1999.
     ++ Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-K (Registration No. 000-24737) dated March 30,
        2000.
    +++ Incorporated by reference to the exhibit previously filed by the Registrant on Form 10-Q (Registration No. 0-24737) dated March 31,
        2000.
   #### Incorporated by reference to the exhibits with the corresponding exhibit numbers in the Registration Statement on Form S-4 previously filed by the Registrant (Registration No. 333-87765).
  ***** Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated November 7,
        1999.
 ****** Incorporated by reference to the exhibit previously filed by the Registrant on Form 8-K (Registration No. 0-24737) dated November 19,
        1999.

                                                                     EXHIBIT 5.1



                                 [Letterhead of]

                             CRAVATH, SWAINE & MOORE
                                [New York Office]


                                 (212) 474-1000

                                                                    June 1, 2000


                        Crown Castle International Corp.
                        --------------------------------
                       Registration Statement on Form S-3
                       ----------------------------------

Ladies and Gentlemen:

          We have acted as special counsel for Crown Castle International Corp., a Delaware corporation (the "Company"), in connection with the filing by the Company with the Securities and Exchange Commission (the "Commission") on May 18, 2000 of the Registration Statement on Form S-3 (File No. 333-37354) (the "Registration Statement") relating to (i) shares of preferred stock, $.01 par value per share, of the Company (the "Preferred Stock") and (ii) Common Stock, $.01 par value per share, of the Company (the "Common Stock"). The Preferred Stock and the Common Stock are referred to herein collectively as the "Offered Securities." The Offered Securities being registered under the Registration Statement will be offered on a continued or delayed basis pursuant to the provisions of Rule 415 under the Securities Act of 1933, (the "Securities Act"). The Preferred Stock will be issued pursuant to a Certificate of Designations (the "Certificate of Designations") relating to a particular series of Preferred Stock.

          In connection with the foregoing, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary for the purposes of this opinion, including without limitation the following: (a) the Certificate of Incorporation, as amended of the Company; (b) the Amended and Restated By-laws of the Company; (c) the Registration Statement;
(d) the form of the Underwriting Agreement attached as Exhibit 1.1 to the Registration Statement; and (e) the minutes of the Board of Directors of the Company.

          Based upon and subject to the foregoing and assuming that (i) the Registration Statement and any amendments thereto (including post-effective amendments) will have become effective and comply with all applicable laws; (ii) the Registration Statement will be effective and will comply with all applicable laws at the time the Offered Securities are offered or issued as contemplated by the Registration Statement; (iii) to the extent required under the Securities Act, a prospectus supplement that contains all appropriate information will have been prepared and filed with the Commission; (iv) all Offered Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement and the appropriate prospectus supplement; (v) to the extent applicable, a definitive purchase, underwriting or similar agreement and any other necessary agreement with respect to any Offered Securities offered or issued will have been duly authorized and validly executed and delivered by the Company and the other parties thereto; and
(vi) any Offered Securities issuable upon conversion, exchange or exercise of any Offered Security being offered or issued will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise, we are of the opinion as follows:

          (1) The Company is duly incorporated and is a validly existing corporation under the laws of the State of Delaware.

     (2) With respect to shares of Preferred Stock, when both (A) the Board has taken all necessary corporate action to approve the issuance and terms of the shares of Preferred Stock, the terms of the offering thereof and related matters, including the adoption of a Certificate of Designation relating to such Preferred Stock and the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, and (B) certificates representing the shares of Preferred Stock have been duly executed, countersigned, registered and delivered either (i) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment of the consideration therefor (not less than the par value of the Preferred Stock) provided for therein or (ii) upon conversion or exercise of any other Offered Security, in accordance with the terms of such Offered Security or the instrument governing such Offered Security providing for such conversion or exercise as approved by the Board, for the consideration approved by the Board (not less than the par value of the Preferred Stock), then the shares of Preferred Stock will be validly issued, fully paid and nonassessable.

     (3) With respect to shares of Common Stock, when both (A) the Board has taken all necessary corporate action to approve the issuance of and the terms of the offering of the shares of Common Stock and related matters and (B) certificates representing the shares of Common Stock have been duly executed, countersigned, registered and delivered either (i) in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the Board upon payment of the consideration therefor (not less than the par value of the Common Stock) provided for therein or (ii) upon conversion or exercise of any other Offered Security, in accordance with the terms of such Offered Security or the instrument governing such Offered Security providing for such conversion or exercise as approved by the Board, for the consideration approved by the Board (not less than the par value of the Common Stock), then the shares of Common Stock will be validly issued, fully paid and nonassessable.

         We are aware that we are referred to under the heading "Validity of Securities" in the Prospectus forming a part of the Registration Statement, and we hereby consent to such use of our name therein and to the use of this opinion for filing with the Registration Statement as Exhibit 5.1 thereto. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the Rules and Regulations of the Commission promulgated thereunder.

                                             Very truly yours,

                                             /s/ Cravath, Swaine & Moore

                                             Cravath, Swaine & Moore



Crown Castle International Corp.
  510 Bering Drive, Suite 500
     Houston, Texas 77057